UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 – March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Asset Allocation Fund
March 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
12	PERFORMANCE SUMMARY
13	FINANCIAL STATEMENTS
28	ABOUT YOUR FUND'S EXPENSES
29	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Vanguard Asset Allocation Fund benefited from an aggressive allocation to stocks in a period when stocks outperformed bonds by a wide margin.
•	The fund’s 6.5% return for the six months ended March 31, 2005, exceeded those of its market benchmark and average peer fund.
•	In the broad stock market, all industry sectors turned in positive performances, with the strongest gains coming from energy and technology companies.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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        CHAIRMAN’S LETTER

Dear Shareholder,

During the first half of the 2005 fiscal year, both share classes of Vanguard Asset Allocation Fund returned 6.5%. The fund maintained an aggressive allocation to stocks throughout the period, allowing it to capture gains in the better-performing asset class.

The fund’s six-month performance put it ahead of both its market benchmark—a 65%/35% blend of large-capitalization stocks and long-term U.S. Treasury bonds—and the average return of “flexible portfolio” funds.

Total Returns	Six Months Ended March 31, 2005

Vanguard Asset Allocation Fund
Investor Shares	6.5%
Admiral Shares	6.5
Asset Allocation Composite Index*	5.2
Average Flexible Portfolio Fund**	5.7
Dow Jones Wilshire 5000 Index	7.7

*	65% S&P 500 Index and 35% Lehman Long Treasury Index.
**	Derived from data provided by Lipper Inc.

Your fund’s starting and ending net asset values, plus income distributions, can be found on page 4.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the half-year ended March 31, the U.S. economy continued to show signs of consistent growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks through the end of 2004, followed by a weakening stock market in 2005, as investors worried about signs of rising inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small-

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Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

and mid-cap stocks have far outpaced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

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THE FUND CAPTURED BROAD STOCK GAINS

Vanguard Asset Allocation Fund’s performance was driven by broad stock market gains booked largely in the final months of 2004. The fund’s stock portion is managed with the goal of capturing the performance of the Standard & Poor’s 500 Index, which is made up of a dozen industry sectors. All 12 turned in positive performances, with the largest contributions coming from oil companies, particularly ExxonMobil; technology companies (Apple Computer and Intel made the largest gains); and the retailing and entertainment companies that make up the consumer discretionary sector (for example, Gillette, Target, Walt Disney, and McDonald’s).

The fund’s advisor, Mellon Capital Management, uses a quantitative model to measure the relative attractiveness of stocks, bonds, and cash. When the model signals that one asset class is expected to have higher returns than another in the future, the firm repositions the portfolio to capture those future returns. In the short term, the repositioning may work against the fund.

Portfolio Allocation Changes
Date	Stocks	Bonds	Cash

Starting allocation:
September 30, 2004	90%	10%	0%
January 26, 2005	100	0	0

Over the six months, the fund’s allocations proved beneficial—the S&P 500‘s six-month return was nearly 5 percentage points above that of the Lehman Brothers Long U.S. Treasury Bond Index. However, during the final three months of the period, U.S. Treasury bonds outperformed stocks, meaning that the fund’s aggressive allocation detracted from performance, though not enough to erase the strong results produced earlier.

THE FUND’S APPROACH OFFERS LESSONS TO INVESTORS

Mellon Capital’s approach to managing the Asset Allocation Fund is a reminder of the importance of being patient. Because investment decisions are based on the relative prospects for stocks and bonds in the long term, the portfolio managers must be prepared to sit tight to benefit from those decisions. The verdict on a repositioning of fund assets may not be rendered until a year or even two years later. Investors in this fund should understand that the rewards of this approach come with time.

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And time has been kind to the fund’s investors. As of March 31, 2005, the fund has achieved something remarkable: outperforming the S&P 500 Index over ten years, a period when the fund gained 10.9% annually on average; the S&P 500 gained 10.8%; and the Lehman Long Treasury Index gained 9.0%. Topping the S&P 500 is especially noteworthy because the fund . can, and often does, maintain a significant bond weighting. In theory, the more modest returns of bonds should keep the fund behind the all-stock S&P 500.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Flexible Portfolio Fund

Asset Allocation Fund	0.37%	0.26%	1.28%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004

While Vanguard Asset Allocation Fund offers exposure to large-cap stocks and government bonds, it doesn’t invest in other important segments of the financial markets, including foreign stocks, small- or mid-cap stocks, shorter-term bonds, corporate bonds, or mortgage-backed bonds. That is why the fund is best used as one component of a broader low-cost portfolio that is structured to reflect your time horizon, risk tolerance, and ultimate investment goals.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Asset Allocation Fund
Investor Shares	$22.92	$24.12	$0.280	$0.000
Admiral Shares	51.47	54.18	0.654	0.000

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       ADVISOR’S REPORT

Since our report to you six months ago, the equity market posted solid gains relative to long-term U.S. Treasury bonds. By maintaining an overweighting in stocks relative to its neutral composite benchmark allocation of 65% stocks/35% bonds, your fund bested the benchmark by 1.3 percentage points for the fiscal half-year. Vanguard Asset Allocation Fund’s Investor Shares returned 6.5% (price change plus reinvested income) for the six months ended March 31, 2005, while the fund’s 65%/35% benchmark had a total return of 5.2%, the S&P 500 Index rose 6.9%, and long-term Treasury bonds gained 2.0%.

Investment Philosophy
The advisor believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The advisor attempts to identify these windows of opportunity and to structure the fund to take advantage of them.

THE INVESTMENT ENVIRONMENT

The fund maintained an aggressive allocation to equities that ranged from 90% to 100% stocks during the fiscal period. Stocks outpaced long-term bonds as the economic recovery continued. The Federal Reserve Board responded to continued economic strength by raising short-term interest rates four times during the six months, by a total of 1 percentage point. Despite stocks’ outperformance of bonds over the half-year, the underlying economic fundamentals that brought the fund to an overweight equity allocation remained intact as of March 31. In fact, U.S. Treasury bonds’ outperformance during the latest calendar quarter moved markets farther away from “fair value,” prompting an asset allocation shift in your fund to 100% stocks, 0% bonds in January.

As you know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk) and choose the asset allocation most likely to maximize long-run risk-adjusted returns. At the end of the fiscal half-year, with the S&P 500 Index at 1,181, corporate bonds yielding about 5.6%, and long-term Treasuries yielding about 4.8%, our model continues to call for an overweight allocation to stocks (100%).

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The consensus outlook for sustained economic growth with benign inflation conforms to our positive view on equities. For the first quarter of 2005, consensus-earnings-forecast revisions for companies in the S&P 500 Index had a positive effect on the expected return for equities, and analysts were predicting annualized earnings growth of about 11% over the next five years. While there are no guarantees, such growth appears quite attainable, given the current backdrop of historically low interest rates and a strong economy.

OUR SUCCESSES

Given the wide spread between the expected returns on stocks and bonds that prevailed on September 30, 2004, we began the fiscal period with an aggressive 90% allocation to stocks. The fund maintained this overweighting (with stock exposure ranging between 90% and 100%) during a period in which the S&P 500 Index outperformed the Lehman Long Treasury Index by nearly 5 percentage points.

As always, our overweights were driven by a disciplined evaluation of the expected returns for stocks relative to the expected returns for bonds and cash. At the beginning of the fiscal half-year and continuing for much of the period, the forecast for stocks substantially exceeded those for bonds and cash (the equity risk premium remained well above its long-run fair value). Furthermore, our equity allocation was driven by solid earnings, cash flow, and growth prospects for corporate America.

OUR SHORTFALLS

Despite the fund’s relative outperformance during the last six months, it underperformed its benchmark by 0.6 percentage point for the latest quarter. The tactical asset allocation model develops underweight bond allocations only when stocks promise significantly higher incremental returns over long-term corporate bonds. The January 100% overweighting turned out to be slightly early and hurt performance accordingly, as bonds outperformed stocks by 2.7 percentage points during the quarter.

Over the past three decades, our model has recommended 100% stocks on six other occasions. In each of those previous instances, the model has been followed by substantial positive returns over

6

time (the average S&P 500 Index return for the 12 months after our 100% recommendations was 25%). However, the path has not always been straight up. For example, in the six months immediately following the 100% equity signal in autumn 1977, equities were down –7.6% before a significant rebound occurred. In any event, we fully expect that the markets will correct the current misvaluation within a very reasonable horizon.

OUR PORTFOLIO POSITION

After updating and reevaluating our data, we can report that there has been no change in our view that the U.S. equity market remains attractive. Recently, with the S&P 500 Index near 1,180, we updated our expected return for equities. Our calculations show that the index should deliver a return of about 10.1% per year over the next ten years. Meanwhile, nearly three weeks into April, high-grade corporate bonds were trading at a yield of about 5.6%. The difference, a 4.5% per year expected risk premium on stocks, remains compelling (the long-run average risk premium has been 3.5%). Consequently, our asset allocation model continues to recommend 100% stocks. We remain confident that, in time, we will be rewarded for bearing the risk of our current 100% stock recommendation.

Thomas F. Loeb, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MELLON CAPITAL MANAGEMENT CORPORATION

APRIL 20, 2005

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As of 3/31/2005
FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 10 and 11.

ASSET ALLOCATION FUND
Total Fund Characteristics
Turnover Rate	7%*
Expense Ratio
Investor Shares	0.37%*
Admiral Shares	0.26%*
Short-Term Reserves	0%

Total Fund Volatility Measures
	Fund	Composite Index**	Fund	Broad Index†

R-Squared	0.89	1.00	0.96	1.00
Beta	1.39	1.00	0.89	1.00

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index††	Broad Index†

Auto & Transportation	2%	2%	3%
Consumer Discretionary	14	14	16
Consumer Staples	7	7	7
Financial Services	21	21	22
Health Care	13	13	12
Integrated Oils	6	6	5
Other Energy	3	3	4
Materials & Processing	4	4	4
Producer Durables	4	4	5
Technology	13	13	12
Utilities	7	7	6
Other	6	6	4

Ten Largest Stocks (% of equity portfolio)
General Electric Co.	3.5%
(conglomerate)
ExxonMobil Corp.	3.5
(oil)
Microsoft Corp.	2.3
(software)
Citigroup, Inc.	2.2
(banking)
Johnson & Johnson	1.8
(pharmaceuticals)
Pfizer Inc.	1.8
(pharmaceuticals)
Bank of America Corp.	1.7
(banking)
Wal-Mart Stores, Inc.	1.6
(retail)
International Business Machines Corp.	1.4
(computer hardware)
Intel Corp.	1.3
(electronics)

Top Ten	21.1%

Top Ten as % of Total Net Assets	17.4%

"Ten Largest Stocks" excludes any equity index products

Fund Asset Allocation‡

*	Annualized.
**	65% S&P 500 Index and 35% Lehman Long Treasury Index.
†	Dow Jones Wilshire 5000 Index.
††	S&P 500 Index.
‡	Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

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Equity Characteristics
		Comparative	Broad
	Fund	Index*	Index**

Number of Stocks	500	500	4,959
Median Market Cap	$51.3B	$51.3B	$26.7B
Price/Earnings Ratio	18.3x	18.3x	21.6x
Price/Book Ratio	2.9x	2.9x	2.7x
Dividend Yield	1.8%	1.8%	1.6%
Return on Equity	19.9%	19.9%	15.6%
Earnings Growth Rate	10.2%	10.2%	8.5%
Foreign Holdings	0.0%	0.0%	1.1%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index†	Index††

Number of Bonds	0	37	5,971
Average Coupon	—	7.3%	5.3%
Average Effective Maturity	—	17.7 years	7.1 years
Average Quality‡	—	Aaa	Aa1
Average Duration	—	10.7 years	4.5 years

As of March 31, 2005, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

Equity Investment Focus

Fixed Income Investment Focus

*	S&P 500 Index.
**	Dow Jones Wilshire 5000 Index.
†	Lehman Long Treasury Index.
††	Lehman Aggregate Bond Index.	Visit our website at Vanguard.com
‡	Moody's Investors Service.	for regularly updated fund information.

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     GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition on the following page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

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As of 3/31/2005
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

ASSET ALLOCATION FUND
Fiscal-Year Total Returns (%) September 30, 1994-March 31, 2005
	Asset Allocation Fund Investor Shares			Composite Index*		Asset Allocation Fund Investor Shares			Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	23.6%	5.0%	28.6%	27.4%	2001	-16.6%	3.1%	-13.5%	-13.8%
1996	11.1	4.2	15.3	13.9	2002	-18.5	2.1	-16.4	-8.8
1997	24.7	4.7	29.4	30.4	2003	24.1	1.7	25.8	17.4
1998	11.5	3.7	15.2	14.2	2004	10.9	1.9	12.8	10.8
1999	10.5	4.2	14.7	14.4	2005	5.2	1.3	6.5	5.2
2000	7.0	4.4	11.4	12.4

*	65% S&P 500 Index and 35% Lehman Long Treasury Index.
**	Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Asset Allocation Fund
Investor Shares	11/3/1988	6.55%	1.88%	7.67%	3.28%	10.95%
Admiral Shares	8/13/2001	6.67	4.25*	—	—	—

*Return since inception

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As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Asset Allocation Fund	Shares	Market Value^ (000)

COMMON STOCKS (82.7%)(1)

Auto & Transportation (2.0%)
United Parcel Service, Inc.	886,167	$64,460
FedEx Corp.	238,574	22,414
Ford Motor Co.	1,453,585	16,469
Burlington Northern
Santa Fe Corp.	294,802	15,899
Union Pacific Corp.	207,304	14,449
Harley-Davidson, Inc.	231,854	13,392
General Motors Corp.	448,712	13,188
Norfolk Southern Corp.	316,926	11,742
PACCAR, Inc.	135,118	9,781
Southwest Airlines Co.	600,412	8,550
CSX Corp.	165,203	6,881
Genuine Parts Co.	135,653	5,900
Delphi Corp.	434,076	1,945
* Navistar International Corp.	53,081	1,932
* The Goodyear Tire & Rubber Co.	132,103	1,764
Dana Corp.	115,411	1,476
Cooper Tire & Rubber Co.	57,151	$1,049
Visteon Corp.	101,155	578
* Delta Air Lines, Inc.	95,702	388

		212,257

Consumer Discretionary (11.4%)
Wal-Mart Stores, Inc.	2,682,704	134,430
Home Depot, Inc.	1,738,683	66,487
* Time Warner, Inc.	3,638,878	63,862
Viacom Inc. Class B	1,349,984	47,020
The Walt Disney Co.	1,621,051	46,573
Gillette Co.	784,905	39,622
The News Corp., Inc.	2,282,900	38,627
* eBay Inc.	958,360	35,708
Target Corp.	708,970	35,463
* Yahoo! Inc.	1,046,070	35,462
Lowe's Cos., Inc.	611,852	34,931
McDonald's Corp.	1,007,219	31,365
Kimberly-Clark Corp.	383,699	25,221
Carnival Corp.	417,149	21,612

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Asset Allocation Fund	Shares	Market Value^ (000)

Cendant Corp.	837,599	$17,204
Costco Wholesale Corp.	373,999	16,523
* Starbucks Corp.	311,956	16,116
Avon Products, Inc.	374,457	16,079
Gannett Co., Inc.	198,504	15,698
NIKE, Inc. Class B	186,884	15,569
Clear Channel
Communications, Inc.	429,919	14,819
* Kohl's Corp.	261,355	13,494
The McGraw-Hill Cos., Inc.	150,703	13,149
Omnicom Group Inc.	145,903	12,915
Waste Management, Inc.	444,919	12,836
Best Buy Co., Inc.	236,355	12,766
The Gap, Inc.	583,110	12,735
* Electronic Arts Inc.	243,815	12,625
Staples, Inc.	393,607	12,371
Yum! Brands, Inc.	230,154	11,924
J.C. Penney Co., Inc.
(Holding Co.)	227,054	11,789
Marriott International, Inc.
Class A	165,553	11,069
* Apollo Group, Inc. Class A	137,003	10,146
Starwood Hotels &
Resorts Worldwide, Inc.	169,003	10,145
Tribune Co.	246,657	9,834
TJX Cos., Inc.	384,858	9,479
* Sears Holdings Corp.	70,122	9,338
* Coach, Inc.	152,200	8,619
* Bed Bath & Beyond, Inc.	234,354	8,563
Federated Department
Stores, Inc.	131,553	8,372
May Department Stores Co.	223,754	8,283
Limited Brands, Inc.	316,033	7,680
Eastman Kodak Co.	226,904	7,386
Mattel, Inc.	338,244	7,222
International Game Technology	269,255	7,178
Hilton Hotels Corp.	292,356	6,534
* Univision Communications Inc.	231,105	6,399
Nordstrom, Inc.	104,702	5,798
Dollar General Corp.	258,543	5,665
Harrah's Entertainment, Inc.	86,952	5,615
* Office Depot, Inc.	239,905	5,321
R.R. Donnelley & Sons Co.	166,303	5,258
VF Corp.	85,130	5,035
* Fisher Scientific International Inc.	88,352	5,029
Black & Decker Corp.	62,901	4,969
Cintas Corp.	118,303	4,887
* AutoZone Inc.	53,551	4,589
Newell Rubbermaid, Inc.	207,013	4,542
Leggett & Platt, Inc.	151,903	4,387
Knight Ridder	64,401	4,331
New York Times Co. Class A	117,552	$4,300
* Toys R Us, Inc.	164,453	4,236
Family Dollar Stores, Inc.	134,303	4,077
Darden Restaurants Inc.	132,603	4,068
* Interpublic Group of Cos., Inc.	327,556	4,022
Tiffany & Co.	113,052	3,903
Robert Half International, Inc.	135,853	3,663
Whirlpool Corp.	52,801	3,576
Wendy's International, Inc.	89,852	3,508
* AutoNation, Inc.	178,804	3,387
Jones Apparel Group, Inc.	100,052	3,351
Liz Claiborne, Inc.	80,852	3,245
RadioShack Corp.	132,331	3,242
Alberto-Culver Co. Class B	67,651	3,238
The Stanley Works	66,901	3,029
International Flavors &
Fragrances, Inc.	73,501	2,903
Hasbro, Inc.	134,603	2,753
Circuit City Stores, Inc.	166,453	2,672
* Monster Worldwide Inc.	88,802	2,491
Sabre Holdings Corp.	112,021	2,451
OfficeMax, Inc.	67,651	2,266
Reebok International Ltd.	47,051	2,084
* Allied Waste Industries, Inc.	247,505	1,809
Meredith Corp.	38,501	1,800
Dillard's Inc.	65,501	1,762
* Convergys Corp.	115,152	1,719
Snap-On Inc.	45,251	1,439
* Big Lots Inc.	90,952	1,093
Maytag Corp.	60,351	843

		1,179,598

Consumer Staples (6.2%)
Altria Group, Inc.	1,638,691	107,154
The Procter & Gamble Co.	1,998,246	105,907
The Coca-Cola Co.	1,793,876	74,751
PepsiCo, Inc.	1,328,726	70,462
Walgreen Co.	808,695	35,922
Anheuser-Busch Cos., Inc.	614,490	29,121
Colgate-Palmolive Co.	416,707	21,740
Sysco Corp.	501,109	17,940
CVS Corp.	311,106	16,370
General Mills, Inc.	283,406	13,929
Sara Lee Corp.	627,062	13,896
Kellogg Co.	277,896	12,025
Hershey Foods Corp.	180,174	10,893
ConAgra Foods, Inc.	400,008	10,808
Wm. Wrigley Jr. Co.	161,373	10,581
H.J. Heinz Co.	272,505	10,039
* The Kroger Co.	587,411	9,416
Campbell Soup Co.	257,846	7,483
The Clorox Co.	118,203	7,446

14

	Shares	Market Value^ (000)

Reynolds American Inc.	92,162	$7,427
UST, Inc.	131,403	6,794
* Safeway, Inc.	342,407	6,345
Albertson's, Inc.	295,692	6,106
Coca-Cola Enterprises, Inc.	279,307	5,731
Molson Coors Brewing Co.
Class B	63,651	4,912
The Pepsi Bottling Group, Inc.	171,944	4,789
Brown-Forman Corp. Class B	71,372	3,908
McCormick & Co., Inc.	108,752	3,744
SuperValu Inc.	103,852	3,463
		639,102
Financial Services (17.3%)
Citigroup, Inc.	4,138,578	185,988
Bank of America Corp.	3,210,832	141,598
American International
Group, Inc.	2,063,173	114,320
JPMorgan Chase & Co.	2,815,130	97,404
Wells Fargo & Co.	1,343,525	80,343
Wachovia Corp.	1,256,312	63,959
Morgan Stanley	881,896	50,489
American Express Co.	928,894	47,717
U.S. Bancorp	1,469,005	42,337
Fannie Mae	766,354	41,728
Merrill Lynch & Co., Inc.	736,994	41,714
The Goldman Sachs Group, Inc.	354,557	38,998
Freddie Mac	544,740	34,428
Allstate Corp.	537,665	29,066
Washington Mutual, Inc.	691,414	27,311
First Data Corp.	645,419	25,371
MBNA Corp.	1,011,624	24,835
Prudential Financial, Inc.	414,888	23,815
Metropolitan Life Insurance Co.	578,911	22,635
Lehman Brothers Holdings, Inc.	219,004	20,621
Automatic Data Processing, Inc.	458,409	20,605
SunTrust Banks, Inc.	274,454	19,780
St. Paul Travelers Cos., Inc.	530,060	19,469
The Bank of New York Co., Inc.	617,761	17,946
Fifth Third Bancorp	411,871	17,702
BB&T Corp.	435,558	17,022
SLM Corp.	337,906	16,841
The Hartford Financial
Services Group Inc.	234,134	16,052
National City Corp.	470,582	15,765
AFLAC Inc.	394,758	14,709
Countrywide Financial Corp.	452,708	14,695
Capital One Financial Corp.	195,714	14,634
Progressive Corp. of Ohio	155,203	14,241
Golden West Financial Corp.	223,634	13,530
Marsh & McLennan Cos., Inc.	410,957	12,501
Regions Financial Corp.	369,160	11,961
The Chubb Corp.	148,903	$11,804
PNC Financial Services Group	220,604	11,357
State Street Corp.	258,555	11,304
Franklin Resources Corp.	156,614	10,752
KeyCorp	324,805	10,540
Simon Property Group, Inc. REIT	171,453	10,387
North Fork Bancorp, Inc.	362,629	10,059
Charles Schwab Corp.	949,035	9,974
Loews Corp.	132,323	9,731
CIGNA Corp.	108,502	9,689
Mellon Financial Corp.	336,657	9,608
Paychex, Inc.	291,756	9,575
Equity Office Properties
Trust REIT	313,606	9,449
The Principal Financial
Group, Inc.	243,205	9,361
ACE Ltd.	226,054	9,329
Bear Stearns Co., Inc.	89,699	8,961
Moody's Corp.	108,652	8,786
M & T Bank Corp.	82,132	8,382
XL Capital Ltd. Class A	110,652	8,008
* SunGard Data Systems, Inc.	219,604	7,576
Comerica, Inc.	135,453	7,461
Equity Residential REIT	225,204	7,254
AmSouth Bancorp	277,955	7,213
Northern Trust Corp.	161,053	6,996
Marshall & Ilsley Corp.	164,503	6,868
Synovus Financial Corp.	241,304	6,723
Sovereign Bancorp, Inc.	296,745	6,576
H & R Block, Inc.	127,903	6,469
Lincoln National Corp.	141,703	6,396
CIT Group Inc.	163,800	6,224
Ambac Financial Group, Inc.	82,202	6,145
MBIA, Inc.	113,902	5,955
* Fiserv, Inc.	149,003	5,930
Cincinnati Financial Corp.	131,883	5,751
T. Rowe Price Group Inc.	95,252	5,656
Aon Corp.	237,380	5,422
Archstone-Smith Trust REIT	153,300	5,229
Jefferson-Pilot Corp.	105,852	5,192
ProLogis REIT	139,203	5,164
Plum Creek Timber Co. Inc. REIT	143,653	5,128
MGIC Investment Corp.	79,252	4,887
Zions Bancorp	70,451	4,863
SAFECO Corp.	97,552	4,752
Torchmark Corp.	89,651	4,680
Huntington Bancshares Inc.	186,041	4,446
Compass Bancshares Inc.	97,830	4,441
First Horizon National Corp.	97,252	3,967
* Providian Financial Corp.	224,404	3,851
UnumProvident Corp.	223,795	3,809

15

Asset Allocation Fund	Shares	Market Value^ (000)

* E*TRADE Financial Corp.	304,452	$3,653
Equifax, Inc.	111,352	3,417
Apartment Investment &
Management Co. Class A REIT	72,751	2,706
Janus Capital Group Inc.	186,554	2,602
Federated Investors, Inc.	85,652	2,425
Dow Jones & Co., Inc.	64,851	2,423
Ryder System, Inc.	48,451	2,020

		1,789,456

Health Care (10.5%)
Johnson & Johnson	2,355,328	158,184
Pfizer Inc.	5,907,098	155,179
Abbott Laboratories	1,234,323	57,544
* Amgen, Inc.	986,891	57,447
Merck & Co., Inc.	1,748,263	56,591
Medtronic, Inc.	957,658	48,793
UnitedHealth Group Inc.	508,360	48,487
Eli Lilly & Co.	896,857	46,726
Wyeth	1,057,840	44,620
Bristol-Myers Squibb Co.	1,547,189	39,391
* WellPoint Inc.	241,874	30,319
Schering-Plough Corp.	1,167,832	21,196
Cardinal Health, Inc.	344,132	19,203
Guidant Corp.	255,425	18,876
* Boston Scientific Corp.	615,932	18,041
HCA Inc.	327,551	17,547
Aetna Inc.	233,716	17,517
Baxter International, Inc.	490,659	16,673
* Zimmer Holdings, Inc.	195,320	15,198
* Caremark Rx, Inc.	361,557	14,383
Stryker Corp.	296,656	13,234
* Gilead Sciences, Inc.	334,506	11,975
Becton, Dickinson & Co.	199,054	11,629
* Genzyme Corp.-General Division	193,453	11,073
* Medco Health Solutions, Inc.	218,933	10,853
* Forest Laboratories, Inc.	282,905	10,453
* St. Jude Medical, Inc.	286,906	10,329
* Biogen Idec Inc.	263,599	9,097
McKesson Corp.	234,919	8,868
Quest Diagnostics, Inc.	76,632	8,056
Biomet, Inc.	197,654	7,175
Allergan, Inc.	100,152	6,958
C.R. Bard, Inc.	80,302	5,467
* Express Scripts Inc.	61,051	5,323
* Laboratory Corp. of
America Holdings	108,500	5,230
AmerisourceBergen Corp.	86,052	4,930
Health Management Associates
Class A	185,154	4,847
* MedImmune Inc.	194,704	4,636
IMS Health, Inc.	189,962	4,633
* Chiron Corp.	128,833	$4,517
* Humana Inc.	133,903	4,277
* Tenet Healthcare Corp.	363,107	4,187
* Hospira, Inc.	121,632	3,925
Mylan Laboratories, Inc.	208,154	3,688
Bausch & Lomb, Inc.	41,951	3,075
Manor Care, Inc.	76,251	2,772
* Watson Pharmaceuticals, Inc.	82,902	2,548
* Millipore Corp.	37,151	1,612
* King Pharmaceuticals, Inc.	188,720	1,568

	1,088,850

Integrated Oils (5.0%)
ExxonMobil Corp.	5,055,718	301,321
ChevronTexaco Corp.	1,666,228	97,158
ConocoPhillips Co.	551,375	59,460
Occidental Petroleum Corp.	314,516	22,384
Unocal Corp.	214,233	13,216
Marathon Oil Corp.	274,755	12,891
Amerada Hess Corp.	69,351	6,672

		513,102

Other Energy (2.2%)
Schlumberger Ltd.	466,819	32,901
Devon Energy Corp.	373,806	17,849
Halliburton Co.	399,417	17,275
Burlington Resources, Inc.	311,976	15,621
Apache Corp.	254,011	15,553
Valero Energy Corp.	203,804	14,933
Anadarko Petroleum Corp.	193,087	14,694
* Transocean Inc.	255,212	13,133
Baker Hughes, Inc.	261,465	11,633
Kerr-McGee Corp.	129,239	10,123
EOG Resources, Inc.	190,104	9,266
XTO Energy, Inc.	271,600	8,919
Williams Cos., Inc.	451,478	8,492
BJ Services Co.	129,502	6,719
* Nabors Industries, Inc.	112,302	6,642
* National-Oilwell Varco Inc.	132,850	6,204
Noble Corp.	104,052	5,849
Sunoco, Inc.	54,968	5,690
El Paso Corp.	497,307	5,262
Rowan Cos., Inc.	75,751	2,267
* Calpine Corp.	419,606	1,175
* Dynegy, Inc.	279,905	1,094

		231,294

Materials & Processing (3.1%)
E.I. du Pont de Nemours & Co.	789,392	40,448
Dow Chemical Co.	755,871	37,680
Alcoa Inc.	691,499	21,015
Newmont Mining Corp.
(Holding Co.)	352,503	14,893
International Paper Co.	388,227	14,283

16

	Shares	Market Value^ (000)

Monsanto Co.	210,830	$13,599
Weyerhaeuser Co.	192,804	13,207
Archer-Daniels-Midland Co.	505,232	12,419
Masco Corp.	354,717	12,298
Praxair, Inc.	251,055	12,015
Air Products & Chemicals, Inc.	176,503	11,171
PPG Industries, Inc.	137,703	9,849
Phelps Dodge Corp.	76,954	7,829
Rohm & Haas Co.	153,992	7,392
Georgia Pacific Group	206,949	7,345
Nucor Corp.	127,202	7,322
American Standard Cos., Inc.	151,703	7,051
Ecolab, Inc.	174,854	5,779
Freeport-McMoRan Copper &
Gold, Inc. Class B	144,753	5,734
Avery Dennison Corp.	85,102	5,270
MeadWestvaco Corp.	155,351	4,943
Vulcan Materials Co.	78,802	4,478
Sherwin-Williams Co.	100,252	4,410
United States Steel Corp.	86,542	4,401
Fluor Corp.	68,501	3,797
Ball Corp.	87,902	3,646
Ashland, Inc.	53,551	3,613
Eastman Chemical Co.	60,001	3,540
Sigma-Aldrich Corp.	56,401	3,455
* Sealed Air Corp.	65,166	3,385
Temple-Inland Inc.	41,851	3,036
Engelhard Corp.	99,802	2,997
* Pactiv Corp.	122,602	2,863
Bemis Co., Inc.	82,402	2,564
Louisiana-Pacific Corp.	85,652	2,153
Allegheny Technologies Inc.	71,056	1,713
Great Lakes Chemical Corp.	39,001	1,253
* Hercules, Inc.	86,302	1,250

		324,096

Producer Durables (3.4%)
United Technologies Corp.	405,518	41,225
The Boeing Co.	659,899	38,578
Caterpillar, Inc.	271,525	24,828
Emerson Electric Co.	332,656	21,599
* Applied Materials, Inc.	1,317,675	21,412
Illinois Tool Works, Inc.	222,125	19,887
Lockheed Martin Corp.	317,919	19,412
Northrop Grumman Corp.	282,445	15,246
Deere & Co.	193,254	12,973
Danaher Corp.	225,855	12,063
* Xerox Corp.	743,908	11,270
Ingersoll-Rand Co.	137,223	10,930
Pitney Bowes, Inc.	184,554	8,327
* Lexmark International, Inc.	97,902	7,829
* Agilent Technologies, Inc.	342,254	7,598
* KLA-Tencor Corp.	153,153	$7,047
Pulte Homes, Inc.	95,052	6,999
Rockwell Collins, Inc.	142,153	6,765
Dover Corp.	157,503	5,952
Parker Hannifin Corp.	91,627	5,582
Centex Corp.	95,502	5,469
Cooper Industries, Inc. Class A	72,058	5,154
W.W. Grainger, Inc.	71,851	4,474
American Power
Conversion Corp.	152,403	3,979
KB HOME	33,001	3,876
Molex, Inc.	132,803	3,501
* Waters Corp.	97,451	3,488
Goodrich Corp.	88,752	3,398
* Thermo Electron Corp.	129,102	3,265
Novellus Systems, Inc.	116,652	3,118
Pall Corp.	95,368	2,586
Cummins Inc.	33,501	2,357
* Teradyne, Inc.	144,153	2,105
Tektronix, Inc.	69,051	1,694
* Andrew Corp.	119,527	1,400

		355,386

Technology (11.2%)
Microsoft Corp.	8,012,291	193,657
International Business
Machines Corp.	1,292,775	118,134
Intel Corp.	4,934,647	114,632
* Cisco Systems, Inc.	5,141,801	91,987
* Dell Inc.	1,946,958	74,802
Hewlett-Packard Co.	2,313,908	50,767
QUALCOMM Inc.	1,303,084	47,758
* Oracle Corp.	3,558,078	44,405
Texas Instruments, Inc.	1,362,876	34,740
Motorola, Inc.	1,941,265	29,061
* Apple Computer, Inc.	647,012	26,961
* EMC Corp.	1,908,210	23,509
General Dynamics Corp.	158,453	16,962
Raytheon Co.	351,507	13,603
Adobe Systems, Inc.	193,354	12,988
* Corning, Inc.	1,120,170	12,467
* Symantec Corp.	563,910	12,028
Computer Associates
International, Inc.	421,397	11,420
* Sun Microsystems, Inc.	2,674,479	10,805
Maxim Integrated
Products, Inc.	259,755	10,616
Analog Devices, Inc.	293,605	10,611
* Lucent Technologies, Inc.	3,508,283	9,648
Linear Technology Corp.	245,005	9,386
Electronic Data Systems Corp.	397,557	8,218
Rockwell Automation, Inc.	144,053	8,159

17

Asset Allocation Fund	Shares	Market Value^ (000)

Xilinx, Inc.	277,405	$8,109
* Network Appliance, Inc.	291,465	8,062
* Veritas Software Corp.	331,256	7,692
* Broadcom Corp.	243,805	7,295
* Computer Sciences Corp.	145,153	6,655
* Intuit, Inc.	148,403	6,496
L-3 Communications
Holdings, Inc.	90,200	6,406
* Altera Corp.	296,106	5,857
National Semiconductor Corp.	279,805	5,767
Autodesk, Inc.	178,204	5,303
* Affiliated Computer Services, Inc.
Class A	99,252	5,284
* Freescale Semiconductor, Inc.	305,902	5,277
* NCR Corp.	152,202	5,135
* Advanced Micro Devices, Inc.	303,055	4,885
* Micron Technology, Inc.	468,709	4,846
* Avaya Inc.	383,520	4,480
* Jabil Circuit, Inc.	154,803	4,415
* Comverse Technology, Inc.	158,303	3,992
* Siebel Systems, Inc.	412,465	3,766
Scientific-Atlanta, Inc.	121,402	3,426
Applera Corp.-
Applied Biosystems Group	163,853	3,234
* Citrix Systems, Inc.	135,753	3,234
* Mercury Interactive Corp.	67,201	3,184
* NVIDIA Corp.	133,402	3,170
* QLogic Corp.	72,401	2,932
* BMC Software, Inc.	185,654	2,785
* Tellabs, Inc.	371,756	2,714
Symbol Technologies, Inc.	183,904	2,665
* Solectron Corp.	741,364	2,573
* Compuware Corp.	302,356	2,177
* Sanmina-SCI Corp.	404,008	2,109
PerkinElmer, Inc.	90,352	1,864
* JDS Uniphase Corp.	1,077,971	1,800
* Unisys Corp.	251,155	1,773
* Novell, Inc.	283,255	1,688
* LSI Logic Corp.	293,006	1,638
* ADC Telecommunications, Inc.	618,412	1,231
* Parametric Technology Corp.	220,104	1,230
* PMC Sierra Inc.	135,503	1,192
* Gateway, Inc.	267,405	1,078
* Applied Micro Circuits Corp.	245,105	806
* CIENA Corp.	371,457	639

		1,156,188

Utilities (5.8%)
Verizon Communications Inc.	2,194,583	77,908
SBC Communications Inc.	2,615,553	61,962
* Comcast Corp. Class A	1,751,449	59,164
BellSouth Corp.	1,450,167	38,125
Sprint Corp.	1,170,241	$26,623
* Nextel Communications, Inc.	892,106	25,354
Exelon Corp.	526,370	24,155
Duke Energy Corp.	745,926	20,893
Dominion Resources, Inc.	269,673	20,072
Southern Co.	579,011	18,430
TXU Corp.	186,794	14,874
ALLTEL Corp.	241,205	13,230
FPL Group, Inc.	309,726	12,436
AT&T Corp.	636,007	11,925
Entergy Corp.	168,753	11,924
FirstEnergy Corp.	262,213	11,000
American Electric Power Co., Inc.	301,966	10,285
PG&E Corp.	297,776	10,154
Public Service Enterprise
Group, Inc.	184,953	10,060
Edison International	252,905	8,781
* AES Corp.	504,409	8,262
Progress Energy, Inc.	196,658	8,250
PPL Corp.	146,553	7,912
Consolidated Edison Inc.	185,554	7,827
Sempra Energy	188,445	7,508
Ameren Corp.	149,403	7,322
Constellation Energy Group, Inc.	136,152	7,039
Kinder Morgan, Inc.	86,952	6,582
DTE Energy Co.	138,703	6,308
Cinergy Corp.	151,551	6,141
Xcel Energy, Inc.	309,251	5,313
* Qwest Communications
International Inc.	1,408,347	5,211
KeySpan Corp.	121,402	4,731
NiSource, Inc.	204,177	4,653
CenturyTel, Inc.	110,002	3,612
Citizens Communications Co.	257,304	3,330
Pinnacle West Capital Corp.	71,451	3,037
CenterPoint Energy Inc.	236,027	2,839
TECO Energy, Inc.	163,523	2,564
* Allegheny Energy, Inc.	95,702	1,977
* CMS Energy Corp.	147,152	1,919
NICOR Inc.	34,151	1,267
Peoples Energy Corp.	28,851	1,208

		602,167

Other (4.6%)
General Electric Co.	8,394,108	302,692
Tyco International Ltd.	1,593,995	53,877
3M Co.	608,712	52,161
Honeywell International Inc.	665,763	24,773
Fortune Brands, Inc.	111,652	9,002
Johnson Controls, Inc.	146,453	8,166
Textron, Inc.	107,452	8,018
Eaton Corp.	121,702	7,959

18

	Shares	Market Value^ (000)

ITT Industries, Inc.	71,101	$6,416
Brunswick Corp.	70,201	3,288

		476,352

TOTAL COMMON STOCKS
(Cost $6,367,250)		8,567,848

TEMPORARY CASH INVESTMENTS (17.8%)(1)

Money Market Fund (7.5%)
Vanguard Market Liquidity
Fund, 2.748%**	754,424,727	754,425
Vanguard Market Liquidity
Fund, 2.748%**—Note F	23,436,000	23,436

		777,861

	Face
	Amount
	(000)

Commercial Paper (9.3%)
ABN-AMRO North America
Finance Inc.
2.580%, 4/7/2005	$40,000	39,982
2.700%, 5/16/2005	38,000	37,866
AIG Funding Inc
2.840%, 6/14/2005	20,000	19,879
(3) Amstel Funding Corp.
2.530%, 4/11/2005	20,000	19,984
3.000%, 6/29/2005	29,000	28,781
(3) Atlantis One Funding
2.680%, 5/9/2005	25,000	24,925
Bank of America Corp.
2.970%, 7/12/2005	50,000	49,568
CBA (Delaware) Finance Inc.
2.525%, 4/5/2005	20,000	19,994
2.829%, 5/23/2005	50,000	49,793
(3) CRC Funding, LLC
2.980%, 6/16/2005	50,000	49,682
(3) Credit Suisse First Boston
2.530%, 4/11/2005	30,000	29,977
2.600%, 4/20/2005	50,000	49,927
(3) Depfa Bank PLC
2.850%, 6/3/2005	25,000	24,873
(3) Edison Asset Funding
2.600%, 5/10/2005	25,000	24,923
2.840%, 6/1/2005	25,000	24,874
(3) Eiffel Funding LLC
2.580%, 4/14/2005	50,000	49,949
(3) GovCo Inc.
2.730%, 5/16/2005	25,000	24,911
HBOS Treasury Services PLC
2.995%, 7/18/2005	28,000	27,744
International Lease Finance Corp.
2.900%, 5/23/2005	$30,000	$29,876
3.020%, 7/18/2005	50,000	49,543
(3) Old Line Funding Corp.
2.670%, 4/20/2005	48,000	47,932
Rabobank USA Financial Corp.
2.630%, 4/25/2005	50,000	49,908
(3) Stadshypotek (Delaware) Inc.
2.780%, 5/23/2005	50,000	49,793
Svenska Handelsbanken, Inc.
2.705%, 5/16/2005	50,000	49,824
(3) Thames Asset
Global Securitization
2.640%, 4/14/2005	25,000	24,976
UBS Finance (Delaware), Inc.
2.660%, 5/5/2005	20,000	19,947
2.660%, 5/6/2005	20,000	19,946
2.850%, 6/9/2005	30,000	29,832

		969,209

U.S. Government Obligation (1.0%)
(2) U.S. Treasury Bill
2.738%, 6/9/2005	100,000	99,484

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,846,651)		1,846,554

TOTAL INVESTMENTS (100.5%)
(Cost $8,213,901)		10,414,402

OTHER ASSETS AND LIABILITIES (-0.5%)

Other Assets—Note C		19,389
Liabilities—Note F		(68,997)

		(49,608)

NET ASSETS (100%)		$10,364,794

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Securities with a value of $99,484,000 have been segregated as initial margin for open futures contracts.
(3)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2005, the value of these securities was $475,507,000, representing 4.6% of net assets.
REIT—Real Estate Investment Trust.

19

Asset Allocation Fund	Amount (000)

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$8,820,317
Undistributed Net Investment Income	35,121
Accumulated Net Realized Losses	(628,561)
Unrealized Appreciation (Depreciation)
Investment Securities	2,200,501
Futures Contracts	(62,584)

NET ASSETS	$10,364,794

Investor Shares—Net Assets
Applicable to 398,635,758 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$9,617,049

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$24.12

Admiral Shares—Net Assets
Applicable to 13,799,909 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$747,745

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$54.18

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

20

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Asset Allocation Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$102,960
Interest	27,576
Security Lending	118

Total Income	130,654

Expenses
Investment Advisory Fees—Note B
Basic Fee	5,467
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative
Investor Shares	11,696
Admiral Shares	509
Marketing and Distribution
Investor Shares	618
Admiral Shares	38
Custodian Fees	71
Shareholders' Reports
Investor Shares	68
Admiral Shares	1
Trustees' Fees and Expenses	10

Total Expenses	18,478

NET INVESTMENT INCOME	112,176

REALIZED NET GAIN (LOSS)
Investment Securities Sold	36,096
Futures Contracts	102,220

REALIZED NET GAIN (LOSS)	138,316

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	434,406
Futures Contracts	(55,408)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	378,998

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$629,490

21

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Asset Allocation Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$112,176	$167,193
Realized Net Gain (Loss)	138,316	140,433
Change in Unrealized Appreciation (Depreciation)	378,998	750,518

Net Increase (Decrease) in Net Assets Resulting from Operations	629,490	1,058,144

Distributions
Net Investment Income
Investor Shares	(110,087)	(139,074)
Admiral Shares	(8,784)	(11,732)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(118,871)	(150,806)

Capital Share Transactions—Note G
Investor Shares	153,987	608,562
Admiral Shares	20,506	3,965

Net Increase (Decrease) from Capital Share Transactions	174,493	612,527

Total Increase (Decrease)	685,112	1,519,865

Net Assets
Beginning of Period	9,679,682	8,159,817

End of Period	$10,364,794	$9,679,682

22

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Asset Allocation Fund Investor Shares
	Six Months Ended	Year Ended September 30,
For a Share Outstanding Throughout Each Period	Mar. 31, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$22.92	$20.66	$16.65	$20.43	$24.79	$24.11

Investment Operations
Net Investment Income	.26*	.400	.26	.45	.73	1.03
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.225	4.02	(3.70)	(3.95)	1.61

Total from Investment Operations	1.48	2.625	4.28	(3.25)	(3.22)	2.64

Distributions
Dividends from Net Investment Income	(.28)	(.365)	(.27)	(.53)	(.87)	(1.00)
Distributions from Realized Capital Gains	—	—	—	—	(.27)	(.96)

Total Distributions	(.28)	(.365)	(.27)	(.53)	(1.14)	(1.96)

Net Asset Value, End of Period	$24.12	$22.92	$20.66	$16.65	$20.43	$24.79

Total Return	6.45%	12.75%	25.85%	-16.41%	-13.51%	11.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,617	$8,989	$7,541	$6,033	$7,386	$8,761
Ratio of Total Expenses to Average Net Assets**	0.37%†	0.38%	0.43%	0.42%	0.44%	0.44%
Ratio of Net Investment Income
to Average Net Assets	1.95%*†	1.79%	1.34%	2.19%	3.16%	4.18%
Portfolio Turnover Rate	7%†	34%	43%	54%	77%	29%

*	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
**	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.01%), 0.00%, and (0.01%).
†	Annualized.

23

FINANCIAL HIGHLIGHTS (CONTINUED)

Asset Allocation Fund Admiral Shares

	Six Months Ended	Year Ended September 30,			Aug.13* to Sept. 30,
For a Share Outstanding Throughout Each Period	Mar. 31, 2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$51.47	$46.39	$37.38	$45.88	$50.00

Investment Operations
Net Investment Income	.620**	.953	.625	1.062	.17
Net Realized and Unrealized Gain (Loss) on Investments	2.744	5.009	9.033	(8.324)	(4.29)

Total from Investment Operations	3.364	5.962	9.658	(7.262)	(4.12)

Distributions
Dividends from Net Investment Income	(.654)	(.882)	(.648)	(1.238)	—
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.654)	(.882)	(.648)	(1.238)	—

Net Asset Value, End of Period	$54.18	$51.47	$46.39	$37.38	$45.88

Total Return	6.53%	12.91%	25.99%	-16.35%	-8.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$748	$691	$619	$563	$474
Ratio of Total Expenses to Average Net Assets†	0.26%††	0.27%	0.31%	0.32%	0.36%††
Ratio of Net Investment Income to Average Net Assets	2.06%**††	1.90%	1.46%	2.28%	2.60%††
Portfolio Turnover Rate	7%††	34%	43%	54%	77%

*	Inception.
**	Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.01%), and 0.00%.
††	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury Bond futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjust ments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard At March 31, 2005, the fund had contributed capital of $1,348,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $770,197,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010, $346,742,000 through September 30, 2011, $95,221,000 through September 30, 2012, and $23,963,000 through September 30, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,200,501,000, consisting of unrealized gains of $2,404,778,000 on securities that had risen in value since their purchase and $204,277,000 in unrealized losses on securities that had fallen in value since their purchase.

26

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	5,912	$1,749,804	$(62,364)
E-mini S&P 500 Index	941	55,702	(220)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2005, the fund purchased $248,805,000 of investment securities and sold $206,955,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $72,871,000 and $993,844,000, respectively.

F. The market value of securities on loan to broker/dealers at March 31, 2005, was $21,995,000, for which the fund received cash collateral of $23,436,000.

G. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$626,734	26,075	$1,298,996	57,672
Issued in Lieu of Cash Distributions	107,857	4,453	136,030	6,071
Redeemed	(580,604)	(24,079)	(826,464)	(36,618)

Net Increase (Decrease)—Investor Shares	153,987	6,449	608,562	27,125

Admiral Shares
Issued	60,678	1,118	113,015	2,229
Issued in Lieu of Cash Distributions	7,516	138	10,051	200
Redeemed	(47,688)	(878)	(119,101)	(2,355)

Net Increase (Decrease)—Admiral Shares	20,506	378	3,965	74

27

       ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Asset Allocation Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.52	$1.90
Admiral Shares	1,000.00	1,065.31	1.34

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$1.87
Admiral Shares	1,000.00	1,023.64	1.31

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

28

     INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

•	Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
•	Find out how much to save for retirement and your children’s college education—by using our planning tools.
•	Learn how to achieve your goals—by reading our PlainTalk® investment guides.
•	Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
•	Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

•	See what you own (at Vanguard and elsewhere) and how your investments are doing.
•	Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
•	Analyze your portfolio’s holdings and performance.
•	Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
•	Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

29

       INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

   • Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

   • Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

   • Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

       MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

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Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q782 052005

Vanguard® U.S. Value Fund
March 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
9	GLOSSARY OF INVESTMENT TERMS
10	PERFORMANCE SUMMARY
11	FINANCIAL STATEMENTS
22	ABOUT YOUR FUND'S EXPENSES
23	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During the six months ended March 31, 2005, Vanguard U.S. Value Fund returned 7.6%—a solid result, though lower than the returns of its comparative measures.
•	Value stocks again outpaced growth stocks, but the market as a whole started to retreat in the first quarter of 2005.
•	Stocks in some of the fund’s larger sectors did not keep pace with those in the benchmark index.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

        CHAIRMAN’S LETTER

Dear Shareholder,

During the first half of its 2005 fiscal year, Vanguard U.S. Value Fund returned 7.6%—a solid six-month result, though somewhat disappointing when compared the returns of its comparative measures. Relative to the primary benchmark, the Russell 3000 Value Index, the fund’s holdings in certain industry sectors did not keep pace with the index’s constituents.

The table below shows the total returns (capital change plus reinvested distributions) for your fund, the Russell 3000 Value Index, the average peer fund, and the broad U.S. equity market, as measured by the Dow Jones Wilshire 5000 Composite Index. Details on changes in the fund’s starting and ending share prices and distributions to shareholders are found in the table on page 4.

Total Returns	Six Months Ended March 31, 2005

Vanguard U.S. Value Fund	7.6%
Russell 3000 Value Index	10.3
Average Multi-Cap Value Fund*	9.1
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth, helping the broad stock market to climb nearly 8%. However, a closer look shows that the period presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by weakening in 2005. Rising prices (particularly for commodities such as oil) and interest rates, combined with profit warnings or other problems associated with corporate giants, were a cause for worry among investors.

After tapering off from their peak in October, crude oil prices again surged, reaching new highs as spring approached. Not surprisingly, energy-related stocks led the market. Traditionally “defensive” sectors such as consumer staples and materials & processing made strong gains

1

as well. On the other hand, climbing fuel prices and rising interest rates (which make borrowing expensive) dampened returns from the auto & transportation and financial services sectors.

As they have since the market bubble burst in March 2000, small- and mid-capitalization stocks outpaced their large-cap counterparts during the six months, although the performance gap narrowed considerably. Value stocks—those considered undervalued relative to company earnings, book value, or other measures—continued to dominate growth issues.

Following many months of decline against other major currencies, the U.S. dollar rebounded modestly in early 2005, though not enough to blunt returns from overseas markets. International stocks, particularly those in emerging markets, continued to outperform the U.S. market during the six months, both in local currencies and in dollars.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

2

THE FUND’S BEST PERFORMERS WERE ENERGY-RELATED

The performance of the stocks held by the U.S. Value Fund reflected the trends in the broader market and economy. The two best-performing sectors for the fund were integrated oils (+23%) and “other energy” (+41%). ExxonMobil was the largest individual contributor to the fund’s return. Auto & transportation was the fund’s only sector to post a negative result (–12%). It was primarily brought down by falling prices for domestic automakers General Motors and Ford.

Relative to the benchmark Russell 3000 Value Index, the fund’s investment advisor—Grantham, Mayo, Van Otterloo & Co. LLC (GMO)—added value through its stock selection in several areas, particularly in producer durables and other energy, where the fund’s stocks outpaced the index’s stocks by large margins. However, these sectors accounted for relatively small portions of the fund’s assets and their performances were not enough to offset lagging performance elsewhere, including in auto & transportation, consumer discretionary, health care, financial services, and utilities. In many cases, the performance gap was not much, but in the aggregate the gaps were substantial enough to weigh down relative performance.

Annualized Expense Ratios: Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

U.S. Value Fund	0.39%	1.42	%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

It should be kept in mind that the advisor, GMO, uses quantitative models that do not always fit the traditional mold of value investing. The advisor does not shop strictly in the bargain bins. It may also buy stocks that are normally considered growth names but, for example, are trading at prices below what GMO views as their intrinsic value. That strategy can be a relative drag on performance when traditional value names lead the market, but it can also be a relative advantage when more growth-oriented issues surge.

For more details on the fund’s performance and individual securities, see the Advisor’s Report, which begins on page 5.

THE CASE FOR A LONG-TERM PERSPECTIVE

It would be short-sighted to read too much into a six-month period. The difference of a few months can radically change results, in both

3

absolute and relative terms. But since its inception in mid-2000, the U.S. Value Fund has logged a solid track record. During that time we’ve seen both the worst bear market in recent memory and one of the most remarkable recoveries.

In today’s market environment—five years since the stock market peaked—we offer the same advice that we’ve given clients for decades: Even more important than focusing on one fund’s performance is to focus on your long-term objectives and to set up an investment plan that has the greatest chance of meeting those objectives. That would entail diversifying across and within broad asset classes—stocks, bonds, and short-term reserves—in allocations that are appropriate for your goals, time horizon, and risk tolerance, while keeping costs low so you receive more of the investments’ return. That combination of limiting relative volatility and costs can have a powerful compounding effect over the years.

Vanguard U.S. Value Fund, with its low expense ratio and diversification across value-oriented equities, can be a valuable component within a broader balanced portfolio. If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

U.S. Value Fund	$12.82	$13.59	$0.20	$0.00

4

     ADVISOR’S REPORT

With a return of 7.6% for the six-month period ended March 31, 2005, Vanguard U.S. Value Fund underperformed the Russell 3000 Value Index by 2.7 percentage points. Value stocks outperformed their growth counterparts, similar to the preceding six months. The Russell 3000 Value Index once again outperformed the Standard & Poor’s 500 Index, this time by 3.4 percentage points.

The fund uses three stock-selection disciplines to pick stocks: price-to-intrinsic valuation, price-to-normalized earnings, and improving fundamentals. By using multiple disciplines, we seek to provide diversification and consistent, long-term results.

OUR SUCCESSES

Sector selection was positive for the period, contributing roughly 50 basis points (0.50 percentage point) to relative return. Sectors that contributed toward positive relative performance included an underweighted position versus the Russell index in financial services and an overweighted position in health care. Our selections within producer durable stocks also aided relative performance in the period.

Investment Philosophy
The fund reflects the advisor’s belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.

Other notable stock selections included overweighted positions in Altria Group, Valero Energy, CIGNA, AT&T, and Toll Brothers, as all of these stocks performed well during the period. In addition, underweighting or avoiding altogether stocks such as JPMorgan Chase, Citigroup, Bank of America, Wells Fargo, and Microsoft added value, as these stocks declined. The momentum discipline (i.e., improving fundamentals) had a positive impact.

OUR FAILURES

Stock selection overall had a negative impact in the period, with the largest detractors coming from our picks among consumer discretionary,

5

financial services, and health care securities. Overweighted positions in General Motors, Pfizer, Fannie Mae, and Home Depot detracted from relative performance.

Some negative performance also came from sector selection, with an overweighted position in auto & transportation and an underweighted position in materials & processing being the greatest detractors. The fund’s price-to-intrinsic valuation and price-to-normalized earnings disciplines detracted roughly 300 basis points from relative performance.

THE FUND’S POSITIONING

Major U.S. equity market indexes posted negative returns in the first quarter of 2005, with the exception of the Russell 1000 Value Index, which was slightly above water. According to our internal research on the “presidential cycle”—the theory that the stock market is weakest in the year following a president’s election—value generally matters in years one and two, or in this case, 2005 and 2006. However, we did not see our value metrics gain in the first quarter because our valuation tools tend to tilt toward high-quality stocks, and low-quality stocks once again outperformed, albeit by a smaller margin than in months past. According to Jeremy Grantham, chairman of GMO, high-quality stocks are currently cheap, and our market outlook for 2005 is for a moderate, yet sustained bear market.

The fund’s largest weighting is currently in financial services (although we are underweighted relative to the index), and the sector looks attractive according to our value stock-selection disciplines. Our approach to investing had both ups and downs in the environment that prevailed over the past six months, but has generally worked well in the volatile markets of late. We believe that our process of combining value and momentum in the portfolio will continue to provide excess returns over the long term.

PORTFOLIO CHANGES

During the six months, we decreased the fund’s weightings in auto & transportation, financial services, producer durables, and utilities stocks, and increased the weightings in consumer discretionary, health care, and integrated oil issues. Among individual names, we added to the fund’s position in ExxonMobil on the basis of price momentum. We also

6

increased the position in Altria Group on price-to-intrinsic valuation and price-to-normalized earnings, and added to the position in UnitedHealth Group, which was strong in intrinsic valuation for the period. We bought Oracle, which demonstrated strong price-to-intrinsic valuation. We sold Schering-Plough and Motorola on the basis of weakened fundamentals and deteriorating valuations, respectively. We also trimmed the holding in American International Group, which exhibited low rankings across all three investment disciplines. And we reduced shares in JPMorgan Chase on the basis of weakened fundamentals.

Christopher M. Darnell, DIRECTOR OF RESEARCH
Robert M. Soucy, MANAGING DIRECTOR

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

APRIL 14, 2005

7

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

U.S. VALUE FUND
Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	335	2,045	4,959
Median Market Cap	$20.7B	$25.8B	$26.7B
Price/Earnings Ratio	14.0x	16.5x	21.6x
Price/Book Ratio	2.3x	2.2x	2.7x
Yield	1.9%	2.4%	1.6%
Return on Equity	21.8%	16.7%	15.6%
Earnings Growth Rate	10.6%	8.8%	8.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	55%†	—	—
Expense Ratio	0.39%†	—	—
Short-Term Reserves	5%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.92	1.00
Beta	0.98	1.00	0.97	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	4%	3%	3%
Consumer Discretionary	14	10	16
Consumer Staples	7	5	7
Financial Services	23	32	22
Health Care	9	3	12
Integrated Oils	8	10	5
Other Energy	3	4	4
Materials & Processing	3	6	4
Producer Durables	5	4	5
Technology	4	5	12
Utilities	13	12	6
Other	2	6	4

Short-Term Reserves	5%	—	—

Ten Largest Holdings (% of total net assets)
ExxonMobil Corp.	5.3%
(energy and utilities)
Altria Group, Inc.	3.9
(food, beverage, and tobacco)
Home Depot, Inc.	3.0
(retail)
Verizon Communications Inc.	2.6
(telecommunications services)
Dell Inc.	2.4
(computer hardware)
Pfizer Inc.	2.4
(pharmaceuticals)
SBC Communications Inc.	2.3
(telecommunications services)
Merck & Co., Inc.	1.8
(pharmaceuticals)
Washington Mutual, Inc.	1.7
(banking)
BellSouth Corp.	1.5
(telecommunications services)

Top Ten	26.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 3000 Value Index. **Dow Jones Wilshire 5000 Index. †Annualized.	Visit our website at Vanguard.com for regularly updated fund information.

8

       GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 3/31/2005
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

U.S. VALUE FUND

Fiscal-Year Total Returns (%) June 29, 2000–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
		One	Since Inception
	Inception Date	Year	Capital	Income	Total

U.S. Value Fund	6/29/2000	8.15%	6.62%	1.39%	8.01%

10

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

U.S. Value Fund	Shares	Market Value^ (000)

COMMON STOCKS (95.6%)(1)

Auto & Transportation (4.3%)
General Motors Corp.	320,400	$ 9,417
Ford Motor Co.	768,329	8,705
Harley-Davidson, Inc.	95,400	5,510
Burlington Northern
Santa Fe Corp.	61,000	3,290
Norfolk Southern Corp.	50,200	1,860
Lear Corp.	41,800	1,854
American Axle &
Manufacturing Holdings, Inc.	47,900	1,174
CNF Inc.	24,600	1,151
Dana Corp.	75,600	967
Genuine Parts Co.	22,200	965
* Continental Airlines, Inc. Class B	78,400	944
* Kansas City Southern	28,400	547
ArvinMeritor, Inc.	35,200	545
PACCAR, Inc.	7,500	543
* AMR Corp.	48,100	515
Arkansas Best Corp.	8,200	310
* Northwest Airlines Corp. Class A	33,700	$ 225
Delphi Corp.	37,600	168
* Dura Automotive Systems, Inc.	32,400	156
* Mesa Air Group Inc.	20,900	146
		38,992
Consumer Discretionary (13.7%)
Home Depot, Inc.	724,400	27,701
Lowe's Cos., Inc.	188,000	10,733
Eastman Kodak Co.	265,600	8,645
* Bed Bath & Beyond, Inc.	156,300	5,711
* Mohawk Industries, Inc.	63,000	5,311
TJX Cos., Inc.	179,700	4,426
Jones Apparel Group, Inc.	129,700	4,344
Wal-Mart Stores, Inc.	80,100	4,014
Liz Claiborne, Inc.	96,000	3,852
Whirlpool Corp.	53,700	3,637
* Brinker International, Inc.	70,100	2,539
* Dollar Tree Stores, Inc.	87,900	2,525
Target Corp.	44,200	2,211
* Tech Data Corp.	59,200	2,194

11

U.S. Value Fund	Shares	Market Value^ (000)

Applebee's International, Inc.	75,400	$ 2,078
Outback Steakhouse	44,700	2,047
* Sears Holdings Corp.	12,306	1,639
McDonald's Corp.	51,000	1,588
VF Corp.	26,200	1,549
Maytag Corp.	109,300	1,527
Omnicom Group Inc.	17,200	1,522
IKON Office Solutions, Inc.	149,300	1,477
Costco Wholesale Corp.	32,200	1,423
Staples, Inc.	45,000	1,414
Dollar General Corp.	62,200	1,363
* Rent-A-Center, Inc.	47,400	1,294
* CEC Entertainment Inc.	30,200	1,105
Starwood Hotels &
Resorts Worldwide, Inc.	17,000	1,020
Sabre Holdings Corp.	45,600	998
The Brink's Co.	28,400	983
* Ryan's Restaurant Group, Inc.	64,900	943
CDW Corp.	15,800	896
* Caesars Entertainment, Inc.	42,800	847
* AutoNation, Inc.	42,500	805
* Consolidated Graphics, Inc.	15,300	805
Catalina Marketing Corp.	29,800	772
* Argosy Gaming Co.	15,600	716
* Papa John's International, Inc.	20,500	712
Marriott International, Inc.
Class A	9,500	635
Lone Star Steakhouse &
Saloon, Inc.	20,900	604
Blockbuster Inc. Class A	66,800	590
* Jack in the Box Inc.	15,800	586
The Neiman Marcus Group, Inc.
Class A	6,100	558
Furniture Brands
International Inc.	25,100	547
* United Stationers, Inc.	11,900	538
Kimberly-Clark Corp.	7,500	493
Family Dollar Stores, Inc.	15,300	465
American Woodmark Corp.	12,200	443
* BJ's Wholesale Club, Inc.	13,100	407
* Group 1 Automotive, Inc.	15,400	405
Pre-Paid Legal Services, Inc.	10,400	352
* Brightpoint, Inc.	14,000	262
Nautilus Inc.,	9,200	219
Sonic Automotive, Inc.	7,400	168
Action Performance Cos., Inc.	11,600	153
* California Pizza Kitchen, Inc.	6,500	152
J.C. Penney Co., Inc. (Holding Co.)	1,800	93
Abercrombie & Fitch Co.	1,000	57
Ross Stores, Inc.	1,500	44
		125,137
Consumer Staples (6.9%)
Altria Group, Inc.	544,600	$ 35,611
* Safeway, Inc.	254,500	4,716
Albertson's, Inc.	227,200	4,692
Walgreen Co.	78,100	3,469
Sara Lee Corp.	142,100	3,149
SuperValu Inc.	69,800	2,328
Tyson Foods, Inc.	118,700	1,980
* The Kroger Co.	98,500	1,579
Universal Corp. (VA)	27,300	1,250
Nash-Finch Co.	27,400	1,041
Reynolds American Inc.	9,800	790
Wm. Wrigley Jr. Co.	11,100	728
Sanderson Farms, Inc.	11,800	510
* Performance Food Group Co.	16,800	465
Longs Drug Stores, Inc.	7,700	263
Hormel Foods Corp.	7,300	227
Standard Commercial Tobacco Co.	11,700	218
Coca-Cola Enterprises, Inc.	5,500	113
		63,129
Financial Services (23.0%)
Banks—New York City (0.8%)
JPMorgan Chase & Co.	216,750	7,500
Banks—Outside New York City (4.3%)
Bank of America Corp.	200,638	8,848
National City Corp.	234,913	7,870
Comerica, Inc.	82,300	4,533
BB&T Corp.	89,400	3,494
KeyCorp	82,200	2,667
PNC Financial Services Group	37,900	1,951
Wachovia Corp.	31,400	1,599
SunTrust Banks, Inc.	19,500	1,405
First Horizon National Corp.	30,500	1,244
Regions Financial Corp.	34,323	1,112
Greater Bay Bancorp	38,700	945
Colonial BancGroup, Inc.	43,600	895
U.S. Bancorp	24,400	703
AmSouth Bancorp	26,400	685
Compass Bancshares Inc.	14,100	640
FirstMerit Corp.	13,600	364
Hibernia Corp. Class A	10,400	333
Diversified Financial Services (0.5%)
Citigroup, Inc.	92,800	4,170
Metropolitan Life Insurance Co.	21,400	837
Finance—Small Loan (0.1%)
* AmeriCredit Corp.	800	19

12

	Shares	Market Value^ (000)

Financial Data Processing Services (0.9%)
First Data Corp.	214,600	$ 8,436
Financial Miscellaneous (6.1%)
MBNA Corp.	501,800	12,319
Fannie Mae	222,700	12,126
Freddie Mac	103,300	6,529
MGIC Investment Corp.	84,900	5,236
Ambac Financial Group, Inc.	61,800	4,620
Fidelity National Financial, Inc.	118,753	3,912
First American Corp.	82,800	2,727
* Providian Financial Corp.	144,800	2,485
Radian Group, Inc.	41,300	1,972
LandAmerica Financial Group, Inc.	23,900	1,196
Nationwide Financial Services, Inc.	24,800	890
Stewart Information Services Corp.	16,700	627
Insurance—Life (0.2%)
AmerUs Group Co.	27,600	1,304
Jefferson-Pilot Corp.	19,400	952
Insurance—Multiline (5.8%)
CIGNA Corp.	118,000	10,537
Allstate Corp.	165,600	8,952
Loews Corp.	80,500	5,920
UnumProvident Corp.	309,400	5,266
Torchmark Corp.	96,600	5,043
The Hartford Financial
Services Group Inc.	68,800	4,717
AFLAC Inc.	91,300	3,402
Lincoln National Corp.	65,000	2,934
Old Republic International Corp.	76,350	1,778
Protective Life Corp.	30,000	1,179
American International Group, Inc.	16,100	892
Aon Corp.	32,300	738
American Financial Group, Inc.	22,700	699
Zenith National Insurance Corp.	8,400	436
Horace Mann Educators Corp.	10,800	192
Insurance—Property-Casualty (0.4%)
The PMI Group Inc.	46,300	1,760
Fremont General Corp.	49,000	1,078
Commerce Group, Inc.	16,100	998
* Ohio Casualty Corp.	7,700	177
Real Estate Investment Trusts (0.6%)
Annaly Mortgage
Management Inc. REIT	73,200	1,373
ProLogis REIT	26,200	972
Archstone-Smith Trust REIT	17,300	590
Avalonbay Communities, Inc. REIT	7,200	482
Plum Creek Timber Co. Inc. REIT	11,700	418
Regency Centers Corp. REIT	7,400	$ 352
Public Storage, Inc. REIT	6,100	347
National Health Investors REIT	12,100	314
Capstead Mortgage Corp. REIT	32,400	277
Impac Mortgage
Holdings, Inc. REIT	13,200	253
iStar Financial Inc. REIT	4,800	198
Anworth Mortgage
Asset Corp. REIT	9,300	89
Rent & Lease Services—Commercial (0.2%)
Ryder System, Inc.	21,900	913
GATX Corp.	12,900	428
* United Rentals, Inc.	7,500	152
Savings & Loan (2.4%)
Washington Mutual, Inc.	389,879	15,400
Flagstar Bancorp, Inc.	71,300	1,394
Astoria Financial Corp.	48,050	1,216
Downey Financial Corp.	19,400	1,194
People's Bank	18,700	766
Washington Federal Inc.	32,521	758
* First Federal Financial Corp.	11,400	582
Commercial Federal Corp.	19,300	534
MAF Bancorp, Inc.	5,300	220
Securities Brokers & Services (0.7%)
Bear Stearns Co., Inc.	40,700	4,066
Countrywide Financial Corp.	33,800	1,097
Franklin Resources Corp.	12,900	886
		209,114
Health Care (8.9%)
Pfizer Inc.	819,500	21,528
Merck & Co., Inc.	512,900	16,603
UnitedHealth Group Inc.	101,300	9,662
Johnson & Johnson	98,900	6,642
AmerisourceBergen Corp.	100,100	5,735
McKesson Corp.	101,900	3,847
Aetna Inc.	48,000	3,598
Guidant Corp.	41,100	3,037
Bristol-Myers Squibb Co.	115,800	2,948
* Tenet Healthcare Corp.	234,600	2,705
* Health Net Inc.	60,200	1,969
* Express Scripts Inc.	10,300	898
* Lincare Holdings, Inc.	20,300	898
DENTSPLY International Inc.	10,000	544
* King Pharmaceuticals, Inc.	64,300	534
Bausch & Lomb, Inc.	1,100	81
* BioScrip Inc.	8,800	53
* Kindred Healthcare, Inc.	300	11
		81,293

13

U.S. Value Fund	Shares	Market Value^ (000)

Integrated Oils (8.2%)
ExxonMobil Corp.	806,100	$ 48,044
ChevronTexaco Corp.	208,500	12,158
Occidental Petroleum Corp.	57,400	4,085
Amerada Hess Corp.	34,100	3,281
ConocoPhillips Co.	23,954	2,583
Marathon Oil Corp.	44,800	2,102
Unocal Corp.	24,800	1,530
Murphy Oil Corp.	13,000	1,283
		75,066
Other Energy (3.4%)
Valero Energy Corp.	108,700	7,964
El Paso Corp.	464,800	4,918
Burlington Resources, Inc.	66,600	3,335
Anadarko Petroleum Corp.	38,900	2,960
* Tesoro Petroleum Corp.	68,500	2,536
Apache Corp.	25,100	1,537
EOG Resources, Inc.	31,400	1,530
Sunoco, Inc.	14,400	1,491
* National-Oilwell Varco Inc.	21,500	1,004
Kerr-McGee Corp.	12,300	963
* Stone Energy Corp.	18,700	908
* Pride International, Inc.	27,600	686
* Cimarex Energy Co.	11,900	464
* Cal Dive International, Inc.	8,300	376
Holly Corp.	6,100	227
		30,899
Materials & Processing (3.4%)
Dow Chemical Co.	74,800	3,729
Lafarge North America Inc.	43,100	2,519
Nucor Corp.	34,300	1,974
Commercial Metals Co.	57,400	1,945
* Owens-Illinois, Inc.	72,800	1,830
* USG Corp.	49,100	1,628
* Shaw Group, Inc.	61,600	1,343
Precision Castparts Corp.	14,300	1,101
* FMC Corp.	18,000	962
Georgia Gulf Corp.	19,000	874
Corn Products International, Inc.	29,400	764
York International Corp.	19,500	764
American Standard Cos., Inc.	15,700	730
Masco Corp.	20,600	714
Mueller Industries Inc.	25,000	704
Air Products & Chemicals, Inc.	10,900	690
Praxair, Inc.	14,100	675
Sherwin-Williams Co.	14,300	629
Sonoco Products Co.	21,000	606
* AK Steel Corp.	52,100	576
* Lone Star Technologies, Inc.	13,600	536
* URS Corp.	18,500	532
Worthington Industries, Inc.	24,900	480
Steel Dynamics, Inc.	13,900	$ 479
Bemis Co., Inc.	15,100	470
* NS Group Inc.	13,800	433
* Griffon Corp.	20,100	430
Ball Corp.	9,200	382
Smurfit-Stone Container Corp.	24,100	373
* EMCOR Group, Inc.	7,900	370
* Crown Holdings, Inc.	23,000	358
Carpenter Technology Corp.	5,600	333
* Maverick Tube Corp.	9,700	315
Texas Industries, Inc.	4,900	263
* OM Group, Inc.	5,800	176
Ryerson Tull, Inc.	9,500	120
* NCI Building Systems, Inc.	2,600	100
Lubrizol Corp.	2,100	85
		30,992
Producer Durables (4.7%)
Lockheed Martin Corp.	62,200	3,798
D. R. Horton, Inc.	123,729	3,618
* Lexmark International, Inc.	40,400	3,231
* Toll Brothers, Inc.	39,400	3,107
Centex Corp.	48,200	2,760
Pulte Homes, Inc.	37,300	2,746
Ryland Group, Inc.	42,400	2,630
Beazer Homes USA, Inc.	48,600	2,423
Lennar Corp. Class A	39,200	2,222
KB HOME	17,900	2,103
Standard Pacific Corp.	29,100	2,101
MDC Holdings, Inc.	29,640	2,064
The Boeing Co.	32,600	1,906
* Meritage Corp.	32,200	1,897
Illinois Tool Works, Inc.	13,700	1,227
Pentair, Inc.	29,700	1,158
W.W. Grainger, Inc.	15,900	990
Goodrich Corp.	22,100	846
NACCO Industries, Inc. Class A	7,400	754
* General Cable Corp.	38,300	462
* NVR, Inc.	400	314
* Xerox Corp.	20,400	309
		42,666
Technology (4.0%)
* Dell Inc.	563,900	21,665
* Oracle Corp.	315,500	3,937
Electronic Data Systems Corp.	130,000	2,687
* Ingram Micro, Inc. Class A	122,800	2,047
Raytheon Co.	38,300	1,482
Rockwell Automation, Inc.	25,400	1,439
Hewlett-Packard Co.	56,900	1,248
* Affiliated Computer
Services, Inc. Class A	21,700	1,155
Harris Corp.	15,000	490

14

	Shares	Market Value^ (000)

* Anixter International Inc.	6,400	$ 231
* Pomeroy IT Solutions, Inc.	11,500	171
* ManTech International Corp.	7,400	171
* Avnet, Inc.	7,400	136
Computer Associates
International, Inc.	299	8
		36,867
Utilities (13.4%)
Verizon Communications Inc.	666,702	23,668
SBC Communications Inc.	889,800	21,079
BellSouth Corp.	515,400	13,550
AT&T Corp.	519,680	9,744
American Electric
Power Co., Inc.	215,300	7,333
PG&E Corp.	133,500	4,552
Duke Energy Corp.	149,300	4,182
Edison International	97,800	3,396
Exelon Corp.	65,600	3,010
DTE Energy Co.	53,500	2,433
Public Service
Enterprise Group, Inc.	42,500	2,312
Progress Energy, Inc.	54,200	2,274
ALLTEL Corp.	33,100	1,816
Entergy Corp.	24,700	1,745
Sempra Energy	42,300	1,685
* AES Corp.	98,600	1,615
TECO Energy, Inc.	99,700	1,563
PPL Corp.	28,300	1,528
TXU Corp.	18,900	1,505
Southern Co.	42,200	1,343
FPL Group, Inc.	31,200	1,253
CenterPoint Energy Inc.	104,000	1,251
FirstEnergy Corp.	28,800	1,208
* CMS Energy Corp.	77,700	1,013
Xcel Energy, Inc.	56,500	971
* Allegheny Energy, Inc.	42,500	878
Puget Energy, Inc.	39,000	860
Consolidated Edison Inc.	19,400	818
Kinder Morgan, Inc.	9,500	719
Duquesne Light Holdings, Inc.	35,100	629
Great Plains Energy, Inc.	15,400	471
Energy East Corp.	15,900	417
OGE Energy Corp.	15,300	412
Pinnacle West Capital Corp.	7,000	298
PNM Resources Inc.	6,750	180
		121,711
Other (1.7%)
General Electric Co.	219,500	7,915
Johnson Controls, Inc.	55,500	3,095
SPX Corp.	50,100	2,168
Textron, Inc.	18,900	1,410
Brunswick Corp.	16,100	$ 754
GenCorp, Inc.	6,600	132
		15,474

TOTAL COMMON STOCKS
(Cost $782,194)		871,340

TEMPORARY CASH INVESTMENTS (7.0%)(1)

Money Market Funds (6.8%)
Vanguard Market Liquidity
Fund, 2.748%**	59,809,999	59,810
Vanguard Market Liquidity
Fund, 2.748%**—Note F	2,055,600	2,056
		61,866
	Face
	Amount
	(000)
U.S. Government Obligation (0.2%)
U.S. Treasury Bill
(2) 3.082%, 9/22/2005	$2,000	1,971

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $63,837)		63,837

TOTAL INVESTMENTS (102.6%)
(Cost $846,031)		935,177

OTHER ASSETS AND LIABILITIES (-2.6%)

Other Assets—Note C		11,950
Payables for Investment Securities Purchased		(31,017)
Other Liabilities—Note F		(5,099)
		(24,166)

NET ASSETS (100%)

Applicable to 67,047,008 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$911,011

NET ASSET VALUE PER SHARE		$13.59

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 5.2%, respectively, of net assets. See Note D in Notes to Financial Statements
(2)	Securities with a value of $1,971,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

15

U.S. Value Fund	Amount (000)	Per Share

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$793,995	$11.85
Undistributed Net
Investment Income	4,308.06
Accumulated Net Realized Gains	23,944.36
Unrealized Appreciation (Depreciation)
Investment Securities	89,146	1.33
Futures Contracts	(382)	(.01)

NET ASSETS	$911,011	$13.59

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

U.S. Value Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$ 10,560
Interest	424
Security Lending	53

Total Income	11,037

Expenses
Investment Advisory Fees—Note B
Basic Fee	939
Performance Adjustment	(363)
The Vanguard Group—Note C
Management and Administrative	1,004
Marketing and Distribution	63
Custodian Fees	6
Shareholders' Reports	17
Trustees' Fees and Expenses	1

Total Expenses	1,667

NET INVESTMENT INCOME	9,370

REALIZED NET GAIN (LOSS)
Investment Securities Sold	31,485
Futures Contracts	321

REALIZED NET GAIN (LOSS)	31,806

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	20,059
Futures Contracts	(250)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	19,809

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 60,985

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	U.S. Value Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 9,370	$ 10,230
Realized Net Gain (Loss)	31,806	24,216
Change in Unrealized Appreciation (Depreciation)	19,809	62,264

Net Increase (Decrease) in Net Assets Resulting from Operations	60,985	96,710

Distributions
Net Investment Income	(12,629)	(7,640)
Realized Capital Gain	—	—

Total Distributions	(12,629)	(7,640)

Capital Share Transactions1
Issued	204,416	396,518
Issued in Lieu of Cash Distributions	11,156	6,819
Redeemed	(139,983)	(179,643)

Net Increase (Decrease) from Capital Share Transactions	75,589	223,694

Total Increase (Decrease)	123,945	312,764

Net Assets
Beginning of Period	787,066	474,302

End of Period	$ 911,011	$ 787,066

1Shares Issued (Redeemed)
Issued	15,190	31,789
Issued in Lieu of Cash Distributions	817	564
Redeemed	(10,340)	(14,801)

Net Increase (Decrease) in Shares Outstanding	5,667	17,552

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. Value Fund
Six Months Ended Mar. 31,		Year Ended Sept. 30,				June 5* to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.82	$10.82	$9.01	$10.46	$10.84	$10.00

Investment Operations
Net Investment Income	.14	.19	.17	.13	.11	.04
Net Realized and Unrealized Gain (Loss) on Investments	.83	1.99	1.80	(1.48)	(.41)	.80

Total from Investment Operations	.97	2.18	1.97	(1.35)	(.30)	.84

Distributions
Dividends from Net Investment Income	(.20)	(.18)	(.16)	(.10)	(.08)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.20)	(.18)	(.16)	(.10)	(.08)	—

Net Asset Value, End of Period	$13.59	$12.82	$10.82	$9.01	$10.46	$10.84

Total Return	7.56%	20.25%	22.08%	-13.11%	-2.82%	8.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$911	$787	$474	$416	$283	$68
Ratio of Total Expenses to Average Net Assets**	0.39%†	0.49%	0.63%	0.54%	0.51%	0.58%†
Ratio of Net Investment Income to Average Net Assets	2.17%†	1.61%	1.72%	1.36%	1.67%	2.08%†
Portfolio Turnover Rate	55%†	56%	50%	46%	54%	18%

*	Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000, at a net asset value of $10.02.
**	Includes performance-based investment advisory fee increases (decreases) of (0.08%), 0.00%, 0.09%, 0.04%, 0.03%, and 0.00%.
†	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in the Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $363,000 (0.08%) based on performance.

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C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $8,034,000 to offset future net capital gains through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $89,146,000, consisting of unrealized gains of $120,513,000 on securities that had risen in value since their purchase and $31,367,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	55	$16,279	$(382)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2005, the fund purchased $315,920,000 of investment securities and sold $228,157,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at March 31, 2005, was $1,941,000, for which the fund received cash collateral of $2,056,000.

21

     ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund's costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
U.S. Value Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,075.59	$2.02
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.99	$1.97

*	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

     INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

•	Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
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•	Learn how to achieve your goals—by reading our PlainTalk® investment guides.
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INVEST AND MANAGE ACCOUNTS WITH EASE

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•	See what you own (at Vanguard and elsewhere) and how your investments are doing.
•	Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
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23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1242 052005

Vanguard® Capital Value Fund
March 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	FINANCIAL STATEMENTS
18	ABOUT YOUR FUND'S EXPENSES
19	ADVISORY AGREEMENT

SUMMARY
•	During the six months ended March 31, 2005, Vanguard Capital Value Fund earned 11.7%, topping the returns of its comparative measures.
•	Stocks in general saw a decline toward the end of the period, but still generated solid gains for the half-year, particularly value issues.
•	The fund’s gains were broadly based across both industry sectors and individual holdings.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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       CHAIRMAN’S LETTER

Dear Shareholder,

Solid stock selection for Vanguard Capital Value Fund led to an excellent return of 11.7% during the first half of its 2005 fiscal year. The fund outpaced both the broad market and its comparative measures.

Total Returns	Six Months Ended March 31, 2005

Vanguard Capital Value Fund	11.7%
Russell 3000 Value Index	10.3
Average Multi-Cap Value Fund*	9.1
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

The adjacent table compares the fund’s total return (capital change plus reinvested distributions) with those of the Russell 3000 Value Index, the average peer mutual fund, and the broad U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index. Details on per-share distributions and changes in the fund’s share price can be found in the table on page 4.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth, helping the broad stock market to climb nearly 8%. However, a closer look shows that the period presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by a weakening market in 2005. Rising prices (particularly for commodities such as oil) and interest rates, combined with profit warnings or other problems associated with corporate giants, were a cause for worry among investors.

After tapering off from their peak in October, crude oil prices again surged, reaching new highs as spring approached. Not surprisingly, energy-related stocks led the market. Traditionally “defensive” sectors such as consumer staples and materials & processing made strong gains as well. On the other hand, climbing fuel prices and rising interest rates (which make borrowing expensive) dampened returns from the transportation and financial services sectors.

1

As they have since the market bubble burst in March 2000, small- and mid-capitalization stocks outpaced their large-cap counterparts during the six months, although the performance gap had narrowed considerably. Value stocks—those considered undervalued relative to company earnings, book value, or other measures—continued to dominate growth issues.

Following many months of decline against other major currencies, the U.S. dollar rebounded modestly in early 2005, though not enough to blunt returns from overseas markets. International stocks, particularly those in emerging markets, continued to outperform the U.S. market during the six months, both in local currencies and in dollars.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the Treasury bond market closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5% during the period. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

2

THE CAPITAL VALUE FUND’S GAINS WERE BROAD-BASED

Despite the relatively concentrated nature of the Capital Value Fund’s portfolio—fewer than 90 stocks as of March 31—it’s difficult to pinpoint any one holding or industry sector as the deciding factor in achieving the 11.7% half-year return. Top individual contributors included names as disparate as WellPoint (an HMO), Michelin (tires), CB Richard Ellis Group (commercial real estate services), United Defense Industries (military supplies), Comcast (cable TV), and Foot Locker (shoes). The fund had double-digit gains in 7 of the 11 sectors that it invested in; only materials & processing had a negative result.

Annualized Expense Ratios: Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

Capital Value Fund	0.51%	1.42%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

In fact, the fund might have posted an even more substantial gain but for its relatively small weightings in the more defensive areas that surged during the period. For example, energy-related stocks performed best in aggregate for both the fund and the broad market, but the two energy sectors (integrated oils and “other energy”) made up less than 3% of the fund’s assets on average. And the fund had no holdings in consumer staples, another sector that made strong gains. Almost one-quarter of Capital Value’s assets were in financial services stocks, which tend to suffer when interest rates are rising. The fund’s holdings in that sector returned about 3%.

Of course, this is all hindsight. It’s notable that some of the fund’s top six-month contributors, such as Continental Airlines and Health Net, were also among its worst performers during the previous fiscal year. Such turnarounds should be expected, given the strategy of the fund’s investment advisor, Wellington Management Company, LLP, which invests in companies that it deems to be selling at bargain-basement prices and plans to hold them until their intrinsic value is eventually recognized. Sometimes this means investing in distressed companies shunned by others or in growth stocks that have fallen on hard times. The advisor’s long-term, contrarian investment approach, combined with a willingness to take concentrated positions, means that the fund’s performance can deviate considerably from the broad market or even from value-oriented benchmarks.

3

For further details on the fund’s performance during the fiscal half-year, see the Advisor’s Report, which begins on page 5.

THE CASE FOR A LONG-TERM PERSPECTIVE

Because of Capital Value’s contrarian, concentrated approach, the fund serves best as a component of a broader portfolio, where it can add the potential for higher returns to core holdings that are diversified across asset classes—stocks, bonds, and short-term investments.

The past five years have strongly underscored the importance of combining such a balanced approach with a long-term perspective. Since the stock market peak of March 2000, we have experienced both the worst bear market in recent memory and one of the most remarkable recoveries. During this difficult period, an investor who stuck with a well-diversified portfolio instead of chasing the hot investment of the day would have gotten through relatively unscathed. When it comes to investing, going for singles or doubles will usually get you further than swinging for the fences. After all, if you lose 50% of an investment’s value, you have to earn 100% on what remains just to break even.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Capital Value Fund	$10.42	$11.51	$0.13	$0.00

4

       ADVISOR’S REPORT

We are pleased that Vanguard Capital Value Fund’s return of 11.7% for the first half of the 2005 fiscal year exceeded the 7.7% gain of the broad U.S. stock market and topped the 9.1% average result of the fund’s peer group. The fund also topped the 10.3% return of the Russell 3000 Value Index, which includes value stocks across market capitalizations.

Our best stocks for the past six months, in terms of contribution to total return, were WellPoint, Michelin, Comcast, United Defense Industries, Cinram International, and CB Richard Ellis. The largest detractors from performance included Pfizer, Fannie Mae, Smurfit-Stone Container, Marsh & McLennan, RenaissanceRe Holdings, and Alcoa.

During the past six months, the auto & transportation sector made the largest contribution to the fund’s performance lead over the broad market. Driving Capital Value’s results in the sector were our investments in Michelin, Continental Airlines, and USF. The fund’s consumer-related holdings contributed as well, thanks to strong performances from Cinram, Foot Locker, and Ross Stores. Our utilities-sector exposure helped out too, through the good performance of Comcast and Nextel Communications (the fund didn’t own any traditional utilities). Finally, the health care sector contributed nicely as a result of the very strong performance of our HMO stocks—WellPoint, Health Net, and Aetna.

One of our biggest mistakes over the past six months was expecting the price of crude oil to decline toward the long-term price justified by reinvestment economics. As I write this letter, crude oil continues to sell for more than $50 per barrel. We don’t see that price level as sustainable over the long term, given the very attractive returns that can be generated through oil and gas exploration at even $30 per barrel. Our investment focus is on the long-term fair value for stocks, and we continue to believe that energy stocks are overvalued in a longer-term supply/demand context. Being wrong on energy prices, and as a consequence underweighted in energy stocks over the six months, has created a drag on fund performance not only within

Investment Philosophy
The fund reflects the advisor’s belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.

5

that sector but within the materials & processing sector, where companies like Pactiv that rely on energy-based raw materials have faced increasing cost and earnings pressures.

We have continued to add to our positions in technology stocks over the past six months, as market expectations remained undemanding and valuations for a number of stocks became more attractive, particularly in light of the companies’ cash-rich balance sheets. Nonetheless, the lingering price weakness in some of our stocks has hurt our short-term performance somewhat, particularly in comparison with value-based indexes where technology weightings are low.

Our investment philosophy holds that markets are efficient over the long term; however, in the short and intermediate terms, they tend to exaggerate current trends and overreact to new information. This is even truer today with the explosive growth of hedge funds, which tend to have very short time horizons. We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to opportunistically take advantage of price dislocations that result from the market’s shorter-term focus. In most cases we demand the potential for at least a 30% price appreciation to reach our estimate of fair value before we will consider buying a stock for the fund. Since we are by nature contrarians, with a longer investment horizon than most in the market, the Capital Value Fund’s investment results can differ meaningfully from those of broad-market or value-style indexes in any given quarter or year; however, over the longer term, we strive to outperform both.

While economic growth continues to moderate due to higher short-term interest rates and energy prices, we remain reasonably optimistic on the outlook for the economy over the next year. Nonetheless, decelerating growth creates uncertainty and increases investor concerns regarding companies’ earnings. We suspect this will generate at least a temporary movement by investors to reduce risk in their portfolios.

We remain enthusiastic about the value in the fund today, and we will continue to toil diligently in search of meaningfully undervalued stocks that will reward our shareholders for their trust and patience in the years ahead.

David R. Fassnacht, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

APRIL 14, 2005

6

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

CAPITAL VALUE FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	89	2,045	4,959
Median Market Cap	$13.1B	$25.8B	$26.7B
Price/Earnings Ratio	17.0x	16.5x	21.6x
Price/Book Ratio	2.3x	2.2x	2.7x
Yield	0.9%	2.4%	1.6%
Return on Equity	17.1%	16.7%	15.6%
Earnings Growth Rate	8.0%	8.8%	8.5%
Foreign Holdings	17.1%	0%	1.1%
Turnover Rate	54%†	—	—
Expense Ratio	0.51%†	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.91	1.00	0.96	1.00
Beta	1.17	1.00	1.21	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	7%	3%	3%
Consumer Discretionary	12	10	16
Consumer Staples	0	5	7
Financial Services	21	32	22
Health Care	14	3	12
Integrated Oils	2	10	5
Other Energy	3	4	4
Materials & Processing	8	6	4
Producer Durables	6	4	5
Technology	12	5	12
Utilities	7	12	6
Other	6	6	4

Short-Term Reserves	2%	—	—

Ten Largest Holdings (% of total net assets)
Citigroup, Inc.	4.4%
(banking)
Comcast Corp.	4.0
(telecommunications services)
Pfizer Inc.	3.5
(pharmaceuticals)
Tyco International Ltd.	3.4
(conglomerate)
Wyeth	3.2
(pharmaceuticals)
Sanofi-Synthelabo SA ADR	3.0
(pharmaceuticals)
Compagnie Generale des
Etablissements Michelin	2.9
(industrial manufacturing)
Bank of America Corp.	2.7
(banking)
Cinram International Inc.	2.7
(media)
Cisco Systems, Inc.	2.6
(computer hardware)

Top Ten	32.4%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*	Russell 3000 Value Index.
**	Dow Jones Wilshire 5000 Index.	Visit our website at Vanguard.com
†	Annualized.	for regularly updated fund information.

7

       GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

8

As of 3/31/2005
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CAPITAL VALUE FUND

Fiscal-Year Total Returns (%) December 17, 2001–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
		One	Since Inception
	Inception Date	Year	Capital	Income	Total

Capital Value Fund	12/17/2001	10.13%	4.37%	0.86%	5.23%

9

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Capital Value Fund	Shares	Market Value^ (000)

COMMON STOCKS (98.0%)

Auto & Transportation (8.2%)
Compagnie Generale des
Etablissements Michelin
Class B	192,821	$12,706
American Axle &
Manufacturing Holdings, Inc.	284,000	6,958
* Yellow Roadway Corp.	71,600	4,191
* Continental Airlines, Inc. Class B	345,900	4,165
Lear Corp.	68,500	3,039
* Pinnacle Airlines Corp.	198,000	2,103
* AMR Corp.	101,500	1,086
* Northwest Airlines Corp. Class A	140,100	937
Werner Enterprises, Inc.	30,700	597

		35,782

Consumer Discretionary (12.2%)
Foot Locker, Inc.	349,300	10,235
* Time Warner, Inc.	435,900	7,650
CBRL Group, Inc.	167,000	6,897
Ruby Tuesday, Inc.	252,600	6,136
TJX Cos., Inc.	241,100	$5,938
Ross Stores, Inc.	188,100	5,481
Dex Media, Inc.	258,200	5,332
Gannett Co., Inc.	30,400	2,404
Whirlpool Corp.	33,800	2,289
Blockbuster Inc. Class A	68,600	606

		52,968

Financial Services (20.9%)
Citigroup, Inc.	428,500	19,257
Bank of America Corp.	269,790	11,898
RenaissanceRe Holdings Ltd.	186,400	8,705
CIT Group Inc.	192,700	7,323
ACE Ltd.	173,900	7,177
The Hartford Financial
Services Group Inc.	79,600	5,457
Reinsurance Group
of America, Inc.	118,200	5,033
Fannie Mae	86,650	4,718
* CB Richard Ellis Group, Inc.	130,400	4,563
Apollo Investment Corp.	220,100	3,693

10

	Shares	Market Value^ (000)

IndyMac Bancorp, Inc.	98,700	$3,356
Freddie Mac	34,300	2,168
Morgan Stanley	34,400	1,969
IPC Holdings Ltd.	43,400	1,705
Radian Group, Inc.	23,900	1,141
Capital One Financial Corp.	15,200	1,137
Everest Re Group, Ltd.	9,800	834
MBNA Corp.	30,600	751

		90,885

Health Care (14.1%)
Pfizer Inc.	587,160	15,425
Wyeth	329,800	13,911
Sanofi-Synthelabo SA ADR	312,200	13,219
GlaxoSmithKline PLC ADR	110,500	5,074
* Health Net Inc.	131,500	4,301
* WellPoint Inc.	30,800	3,861
* Endo Pharmaceuticals
Holdings, Inc.	122,500	2,762
* Theravance, Inc.	85,400	1,559
Sanofi-Aventis	11,000	932
* Biovail Corp.	21,000	317

		61,361

Integrated Oils (2.1%)
Petrol Brasil Series A ADR	190,700	7,336
Petro Canada	29,600	1,713

		9,049

Other Energy (2.6%)
EnCana Corp.	55,005	3,873
Talisman Energy, Inc.	85,900	2,933
IHC Caland NV	44,601	2,842
Devon Energy Corp.	31,600	1,509

		11,157

Materials & Processing (8.4%)
Alcoa Inc.	370,700	11,266
* Pactiv Corp.	469,900	10,972
Smurfit-Stone Container Corp.	257,812	3,988
Engelhard Corp.	98,100	2,946
Sappi Ltd. ADR	238,600	2,935
Akzo Nobel NV	59,442	2,726
Aracruz Celulose SA ADR	51,900	1,858

		36,691

Producer Durables (6.6%)
* Applied Materials, Inc.	459,400	7,465
Goodrich Corp.	152,500	5,839
* LAM Research Corp.	157,800	4,554
* Teradyne, Inc.	242,000	3,533
* Varian Semiconductor
Equipment Associates, Inc.	78,700	2,991
* Axcelis Technologies, Inc.	348,600	2,545
* LM Ericcson Telephone Co.
ADR Class B	67,300	1,898

		28,825

Technology (11.9%)
Cinram International Inc.	558,800	$11,856
* Cisco Systems, Inc.	631,200	11,292
* Fairchild Semiconductor
International, Inc.	524,000	8,033
Microsoft Corp.	242,800	5,868
* Arrow Electronics, Inc.	193,700	4,910
* Freescale Semiconductor Inc.	148,100	2,510
* Flextronics International Ltd.	168,600	2,030
* Vishay Intertechnology, Inc.	143,800	1,787
* Unisys Corp.	224,800	1,587
* Avnet, Inc.	61,900	1,140
Scientific-Atlanta, Inc.	26,000	734
International Business
Machines Corp.	3,600	329

		52,076

Utilities (6.9%)
* Comcast Corp. Special Class A	466,000	15,564
* Nextel Communications, Inc.	308,900	8,779
Sprint Corp.	90,900	2,068
* UnitedGlobalCom Inc. Class A	209,500	1,982
* Comcast Corp. Class A	56,900	1,922

		30,315

Other (4.1%)
Tyco International Ltd.	435,500	14,720
Eaton Corp.	10,200	667
Miscellaneous (0.6%)†	2,754

		18,141

TOTAL COMMON STOCKS
(Cost $373,762)		427,250

TEMPORARY CASH INVESTMENTS (3.2%)

Money Market Fund (1.4%)
Vanguard Market
Liquidity Fund,
2.748%**—Note G	6,053,900	6,054

	Face
	Amount
	(000)

Repurchase Agreement (1.8%)
Goldman Sachs & Co.
2.890%, 4/1/2005	$7,700	7,700
(Dated 3/31/2005,
Repurchase Value $7,701,000
collateralized by Federal
National Mortgage Assn.
5.00%, 3/1/2034)

TOTAL TEMPORARY CASH INVESTMENT
(Cost $13,754)		13,754

TOTAL INVESTMENTS (101.2%)
(Cost $387,516)		441,004

11

Capital Value Fund	Shares	Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-1.2%)

Other Assets—Note C		$4,019
Liabilities—Note G		(9,219)

		(5,200)

NET ASSETS (100%)
Applicable to 37,873,628 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$435,804

NET ASSET VALUE PER SHARE		$11.51

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as "miscellaneous securities" provided that they have been held for less than one year and not previously reported by name.
ADR—American Depositary Receipt.

	Amount (000)	Per Share

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$377,349	$9.97
Undistributed Net
Investment Income	315.01
Accumulated Net
Realized Gains	4,652.12
Unrealized Appreciation	53,488	1.41

NET ASSETS	$435,804	$11.51

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Capital Value Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$3,400
Interest	30
Security Lending	24

Total Income	3,454

Expenses
Investment Advisory Fees—Note B
Basic Fee	481
Performance Adjustment	59
The Vanguard Group—Note C
Management and Administrative	516
Marketing and Distribution	31
Custodian Fees	4
Shareholders' Reports	12

Total Expenses	1,103
Expenses Paid Indirectly—Note D	(34)

Net Expenses	1,069

NET INVESTMENT INCOME	2,385

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	29,971

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	14,950

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,306

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Capital Value Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 2,385	$ 3,756
Realized Net Gain (Loss)	29,971	22,005
Change in Unrealized Appreciation (Depreciation)	14,950	21,672

Net Increase (Decrease) in Net Assets Resulting from Operations	47,306	47,433

Distributions
Net Investment Income	(4,940)	(2,152)
Realized Capital Gain	—	—

Total Distributions	(4,940)	(2,152)

Capital Share Transactions1
Issued	38,067	180,992
Issued in Lieu of Cash Distributions	4,442	1,982
Redeemed	(59,126)	(109,730)

Net Increase (Decrease) from Capital Share Transactions	(16,617)	73,244

Total Increase (Decrease)	25,749	118,525

Net Assets
Beginning of Period	410,055	291,530

End of Period	$ 435,804	$ 410,055

1Shares Issued (Redeemed)
Issued	3,370	17,607
Issued in Lieu of Cash Distributions	389	195
Redeemed	(5,238)	(10,668)

Net Increase (Decrease) in Shares Outstanding	(1,479)	7,134

14

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Capital Value Fund
	Six Months Ended Mar. 31,	Year Ended Sept. 30,		Dec 17, 2001* to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.42	$9.05	$6.68	$10.00

Investment Operations
Net Investment Income	0.07**	.09	.06	.05
Net Realized and Unrealized Gain (Loss) on Investments	1.15	1.34	2.38	(3.37)

Total from Investment Operations	1.22	1.43	2.44	(3.32)

Distributions
Dividends from Net Investment Income	(.13)	(.06)	(.07)	.—
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.13)	(.06)	(.07)	.—

Net Asset Value, End of Period	$11.51	$10.42	$9.05	$6.68

Total Return	11.72%	15.82%	36.78%	-33.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$436	$410	$292	$187
Ratio of Total Expenses to Average Net Assets+	0.51%††	0.53%	0.53%	0.54%††
Ratio of Net Investment Income to Average Net Assets	0.93%**††	0.95%	0.82%	0.77%††
Portfolio Turnover Rate	54%††	40%	40%	40%

*	Inception.
**	Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.00%, (0.05%), and 0.00%.
††	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the Dow Jones Wilshire 5000 Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $59,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses.

16

For the six months ended March 31, 2005, these arrangements reduced the fund’s expenses by $34,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $25,319,000 to offset future net capital gains through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $53,488,000, consisting of unrealized gains of $68,604,000 on securities that had risen in value since their purchase and $15,116,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2005, the fund purchased $115,219,000 of investment securities and sold $138,444,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2005, was $5,661,000, for which the fund received cash collateral of $6,054,000.

17

      ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Capital Value Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,117.18	$2.69
Based on
Hypothetical 5%
Yearly Return	$1,000.00	$1,022.39	$2.57

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

18

       TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP, the fund’s investment advisor. The board determined that retaining Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short-and long-term periods, and took into account the organizational depth and stability of the advisory firm. The board concluded that the fund’s management team is capable, experienced, and disciplined. The team is supported by Wellington Management Company’s deep infrastructure and considerable resources. Wellington Management, which has more than $450 billion in total assets under management, is in strong financial health.

INVESTMENT PERFORMANCE

The board considered the fund’s short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The fund has performed in line with expectations, and its results have been consistent with its investment strategy. The fund’s returns trailed the average returns of its peer group, but the fund outperformed the broad U.S. stock market over the same periods as measured by the Dow Jones Wilshire 5000 Composite Index. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio of the peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisor in determining whether to approve the advisory fee, because the advisor is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

Vanguard Capital Value Fund shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3282 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.